UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

Rothschild Funds

Annual Report
November 30, 2015

Rothschild U.S. Large-Cap Core Fund – Investor Class	RLBVX
Rothschild U.S. Large-Cap Core Fund – Institutional Class	RLBIX
Rothschild U.S. Large-Cap Value Fund –Investor Class	RLVVX
Rothschild U.S. Small/Mid-Cap Core Fund – Institutional Class	RMDIX
Rothschild U.S. Small-Cap Core Fund – Institutional Class	RCCIX
Rothschild U.S. Small-Cap Value Fund – Institutional Class	RCVIX
Rothschild U.S. Small-Cap Growth Fund – Investor Class	RCGVX

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information	8
Allocation of Portfolio Holdings	14
Schedules of Investments	16
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights	59
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	73
Expense Example	74
Trustees and Executive Officers	77
Additional Information	80
Privacy Notice	81

Rothschild U.S. Large-Cap Core Fund – Investor Class – Fiscal Year Ending November 30, 2015

After a six year bull market run, large cap stocks posted relatively lackluster results in 2015. At first glance, and based on final stock market returns, the year appeared to be rather uneventful. However, U.S. stocks saw their share of ups and downs as jittery investors reacted to every bit of macroeconomic news. Uncertainty over the Federal Reserve’s monetary policy dominated rate-sensitive sectors, such as Financials, and dividend plays, such as Utilities, Staples and REITs. The broad collapse in commodity prices led to weakness in the Energy and Material sectors. Globally, we saw more evidence of the Chinese economic slowdown and the Eurozone continued to exhibit sluggish growth. In addition, a stronger US Dollar exacerbated a dramatic slowdown in some of the emerging market economies.

At the end of our November fiscal year, the Rothschild U.S. Large-Cap Core Fund was up 0.70%, trailing the 3.01% return of the S&P 500 Index1, the fund’s benchmark. During the year, we saw an enormous disparity in performance between growth and value stocks as well as across economic sectors. Energy, Materials and Transportation stocks fell while Technology and Consumer stocks rose.

Our best stock selection came in the Energy sector, where we avoided the worst performing companies in oil services and energy production. Our only pure refiner, Marathon Petroleum, performed well during the year, rising by 32.21%. We also added value in the Transportation sector with shares of JetBlue, up 55.99%, while the average stock in the sector dropped by 14.19%. In Consumer Staples, a main source of our outperformance was Kraft. Kraft and H.J. Heinz Company signed a merger agreement to form the Kraft Heinz Company, producing a 41.65% gain. Another winner was Kroger, which posted a return of  18.57%.

Our Technology holdings were the weak spot for us this year, as we had too much exposure to the weakening personal computer industry. The market favored richly-valued growth stocks, such as Amazon (up 114.21%) and Facebook (up 33.61%), that boosted the index meaningfully. Not owning shares of other expensive stocks, such as Netflix (up 152.72%) and Starbucks (up 51.57%) made the S&P 500 tough to keep up with for managers like us for whom valuation is a major focus. These names looked much too expensive to us. We did own Microsoft and Alphabet (parent company of Google), up 20.20% and 43.76%, respectively, but these two stocks alone were not enough to enable us keep up with the market.

The Healthcare sector also proved challenging for us this year, mainly driven by poor stock selection within the Pharmaceuticals industry. Shares of Mallinckrodt (-35.31% return) were our biggest detractor in the sector, as weak 2Q15 results coupled with concerns over the company’s reliance on controversial specialty pharmacies for product distribution weighed heavily on shares. The Managed Care industry was also challenging this year, as we failed to keep up with a number of names that rallied on consolidation in the space. On the bright side, we added value in Biotechnology, where we held a number of attractively valued stocks that outperformed.

The Consumer Discretionary sector exhibited an extremely high level of volatility. Similarly, we experienced mixed results in stock selection in the portfolio. Our shares of Home Depot rose 29.56% as the housing market continued to improve steadily. Walmart was a poor performer in 2015 and not owning shares of the giant retailer helped our relative performance, as the stock fell 30%. In contrast, our positions in department store Macy’s and electronic big-box retailer, Best Buy, were detrimental to performance, as they fell by 39.58% and 15.92% respectively, driven by a challenging retail environment during the crucial holiday season.

Financial stocks finished the year flat, but they spent most of the year bouncing up and down. Most of the volatility was driven by expectations for interest rate hikes by the Fed, which were repeatedly postponed from 1Q15 until the last meeting of 2015, when the nation’s central bank finally ended its 7-year zero interest rate policy. Within the sector, our position in Bank of America (-1.67% return) proved to be a small detractor, though our position in JP Morgan more than offset the loss. Insurer AIG performed nicely for us in 2015, aided by the sale of some non-core assets and the presence of activist investors.

An export slowdown, partly attributed to the stronger U.S. dollar, and the downturn in energy-dependent end markets, hurt Manufacturing stocks. We managed to add value in the sector by owning a number of US-centric aerospace and defense stocks. Our position in Boeing rose 14.73%, eclipsing the sector by more than 8%. Raytheon and Northrop Grumman were also positive contributors within the sector as global geopolitical tensions intensified. Large industrial conglomerates were mixed. Our position in 3M underperformed on weak overseas fundamentals, and while we owned General Electric, which returned more than 21.67%, the portfolio was underweight versus the S&P 500 index.

As we exit 2015, we see some signs for optimism. The Fed has signaled the US economy no longer needs near-zero interest rates and the Eurozone continues to recover with the help of the European Central Bank but the pace of the slowdown in China is still uncertain. We believe the strength of the underlying global economy will ultimately drive stock market returns in the New Year. Looking domestically, we believe continued signs of wage gains, a steady housing market, and rising consumer confidence will support the U.S. economy. Fundamentals, in that regard, have developed somewhat more positively recently. However, we balance these positives against stock valuations that are slightly above their historical average. Taken together, we see a marginally favorable risk/reward in the stock market at current levels. We remain steadfast in our search for attractively valued stocks that we believe will beat expectations.

Mark Tavel
Managing Director
Rothschild Asset Management Inc.

Rothschild U.S. Large-Cap Value Fund – Investor Class – Fiscal Year Ending November 30, 2015

After a substantial rise in U.S. equities since the financial crisis, the stock market took a breather in 2015.  While the year through November (coinciding with the fiscal year end for the fund) was volatile, the end results were not very far from where the markets started. The Rothschild U.S. Large-Cap Value Fund was up 0.10% and outperformed the -1.71% return of its benchmark, the Russell 1000 Value Index2, by 1.81%.

The up and down gyrations of the market were generally driven by the following factors:

•	Concerns over low energy and other commodity prices;

•	Slower global and regional growth, particularly in China;

•	The generally negative effect of the strengthened dollar on US-based multi-national companies and commodity producers; and

•	The anticipated actions of the Federal Reserve Board.

While Rothschild Asset Management does pay attention to sector and industry dynamics, the main driver of our returns is typically individual stock selection. Our process is centered on building a diversified portfolio of individually attractive stocks that can outperform industry benchmarks over time, as opposed to timing the market or taking large sector bets. We seek to identify stocks with the combination of an attractive valuation and other desirable metrics suggesting the ability to outperform the expectations of other investors driving stocks current and future stock prices. After narrowing down our investible universe with proprietary software, we utilize analysis and judgment to assess which subset of that potentially attractive group has the best potential to improve the risk-adjusted returns of the portfolio.  Over time, we have determined that our best results come from this bottom-up process, and from managing diversified portfolios. Diversifying by sectors not only allows us to participate in areas the market currently finds attractive, but also to be well-positioned as sentiment improves in areas that were formerly out of favor.

Among the Fund’s most impactful single holdings on the positive side of the ledger was Microsoft. Microsoft was up 20.20% during the period1, as the company demonstrated good earnings momentum and cloud computing success, even in a declining PC market.  The next largest positive contributor to overall returns was JetBlue Airways. The airline rose 55.99%, as low fuel prices and newly instituted fees bolstered earnings. Another contributing stock was the defense company, Northrop Grumman Corp., which was up 28.76% on better than expected earnings and cash flow. Other positive contributors included Home Depot and Mylan. Home Depot (up 29.56%) continues to execute well versus its competitors, benefitting from purchases by shoppers and contractors alike. The generic drug company Mylan was the subject of a takeover and returned 34.27%.

Of course, we had stocks which had losses during the choppy year.  One such detractor was Alcoa. The company is transitioning away from its reliance on aluminum while reducing its cost structure and emphasizing value-added products for the automotive and aerospace industries. These actions were not enough to spare the stock from the general commodity rout, with its shares down 48.30%.  Retailer Macy’s, in the beleaguered department store sector, was down 39.58%. We had expected Macy’s on-line efforts and the improving employment picture to lead to better sales and profitability than Macy’s produced. Another weak performer was Western Digital Corp., down 42.59%. The disk drive manufacturer announced an unpopular acquisition and was also impacted by worse than expected PC sales in 2015. Another detractor was Marathon Oil Company, an exploration and production company, which was down 36.25%. Marathon did not reward our decision to maintain some exposure to energy stocks, which tend to be volatile in both directions. Finally, fertilizer company Mosaic Co. was down 31.63%, which saw weaker sales due to lower than expected farmer demand.

Going forward, while economic and geopolitical concerns may continue to weigh on markets, our focus remains squarely on our process. We will continue our search for stocks with attractive valuations and other positive attributes for our investors’ portfolios.

Chris Kaufman
Managing Director
Rothschild Asset Management Inc.

Rothschild U.S. Small/Mid-Cap Core Fund – Institutional Class – Fiscal Year Ending November 30, 2015

Fiscal year 2015 (FY15) saw an economic backdrop which could be described as “mixed” at best. A modestly improving U.S. economy faced the prospect of higher interest rates and a stronger dollar, along with falling energy and other commodity prices. Globally, these developments contributed to weakening conditions in China and other emerging markets. Despite these headwinds, the Rothschild Small/Mid-Cap Core Fund managed to gain 4.80% in FY15 versus a 1.22% return for the Russell 2500 Index3, the Fund’s benchmark.

Performance was notable in Financial Services, Technology, and Healthcare, with portfolio performance providing positive returns and adding value versus the benchmark.  Energy, Consumer Services, and Transportation were the biggest detractors from Fund performance, though our underweight position in Energy helped mitigate such losses.

The Fund’s best performing stocks included Manhattan Associates (+88.11% return), a provider of supply chain management software. Manhattan Associates consistently reported results that exceeded expectations, as retailers continue to focus on their omni-channel marketing initiatives. Stamps.Com (+116.95% return), a shipping software company, posted significantly better than expected results and guidance driven by better than expected synergies from its multi-shipper acquisitions, coupled with its announced acquisition of a key competitor. Market Axess Holdings (+50.25% return), an operator of an electronic trading platform for fixed-income securities, benefitted from strong market share growth throughout the year.

On the negative side, our biggest detractors included Helix Energy Solutions (-73.41% return), a service provider to the offshore energy industry, whose fleet utilization and near term outlook were pressured in response to falling energy prices; AMAG Pharmaceuticals (-58.34% return), a biotechnology company, reported a delay in its anticipated single vial label expansion; and ArcBest (-47.65% return), a freight transportation service company which was weak due to the slowing industrial economy and lower freight levels as the year progressed.

Macroeconomic headwinds may very well continue to be in play in 2016, yet we do not expect to change our approach. We will continue to construct the portfolio on a bottom-up basis, focusing on individual companies, rather than the economy as a whole.

Dan Oshinskie, CFA
Chief Investment Officer
Rothschild Asset Management Inc.

Rothschild U.S. Small-Cap Core Fund – Institutional Class – Fiscal Year Ending November 30, 2015

Fiscal year 2015 (FY15) saw an economic backdrop which could be described as “mixed” at best. A modestly improving U.S. economy faced the prospect of higher interest rates and a stronger dollar, along with falling energy and other commodity prices. Globally, these developments contributed to weakening conditions in China and other emerging markets. Despite these headwinds, the Rothschild Small Cap Core Fund managed to gain 3.10% in FY15 versus 0.64% return for the Russell 2000 Index4, the Fund’s benchmark.

Performance was notable in financial services, technology, and healthcare, with portfolio performance providing positive returns and adding value versus the benchmark.  Energy, consumer services, and transportation were the biggest detractors from Fund performance, though our underweight position in energy helped mitigate such losses.

The Fund’s best performing stocks included Manhattan Associates (+88.11% return), a provider of supply chain management software. Manhattan Associates consistently reported results that exceeded expectations, as retailers continue to focus on their omni-channel marketing initiatives. Market Axess Holdings (+50.25% return), an operator of an electronic trading platform for fixed-income securities, benefitted from strong market share growth throughout the year. Lithia Motors (+44.33%), an automobile franchisee and retailer, benefitted both from its acquisition strategy as well as from strong vehicle sales.

On the negative side, our biggest detractors included Helix Energy Solutions (-69.82% return), a service provider to the offshore energy industry, whose fleet utilization and near term outlook were pressured in response to falling energy prices. Other detractors included ArcBest (-47.65% return), and Swift Transportation Company (-44.22% return), two freight transportation service companies which were weak due to the slowing industrial economy and lower freight levels as the year progressed.

Macroeconomic headwinds may very well continue to be in play in 2016, yet we do not expect to change our approach. We will continue to construct the portfolio on a bottom-up basis, focusing on individual companies, rather than the economy as a whole.

Joe Bellantoni, CFA
Managing Director
Rothschild Asset Management Inc.

Rothschild U.S. Small-Cap Value Fund – Institutional Class – Fiscal Year Ending November 30, 2015

2015 was a difficult year for small cap value stocks.  Returns were volatile, especially during the third quarter, when concerns about China and emerging markets escalated, putting meaningful pressure on U.S. stocks.  In addition, uncertainty around the timing of a Federal Reserve interest rate increase also weighed on returns.  Nevertheless, Rothschild’s Small-Cap Value Fund held up well, posting a positive return of +1.40%.  Its benchmark, the Russell 2000 Value Index5, was down 2.32% during the same time period.

Healthcare and financial services were the best performing groups.  The fund’s healthcare holdings included some strong healthcare equipment and healthcare facilities stocks.  The fund’s financial services holdings benefited from strong regional bank performance, reflecting better loan growth, strategic acquisitions, and good expense discipline.  Energy was the worst performing sector, as falling oil prices continues to take a toll on these stocks.  The portfolio’s under-exposure to this sector helped returns versus its small cap benchmark.  Consumer stocks were also amongst the weakest performers.

Two of the best performing stocks for the year included two regional banks:  Webster Financial Corp. and Cathay General Bancorp.  Webster Financial (+26.63% return), a New England-based regional bank, saw its valuation multiple re-rate higher after it acquired a fast growing health savings account (HSA) business from a competitor, which further scaled its market-leading HSA business and added to its core low cost deposit funding. Cathay General Bancorp (+36.61% return), a regional bank serving Chinese-American markets, reported higher loan growth than expected over the year, which drove higher earnings.  It is also a perceived beneficiary of higher interest rates, which led to valuation improvement versus peers.  Another top performer included Stamps.com (+73.99% return), a shipping software company, which posted significantly better than expected results and guidance.  The company benefited from better than expected synergies from its multi-shipper acquisitions and its announced acquisition of a key competitor.

The worst performing stocks included Helix Energy Solutions (-70.14% return), a service provider to the offshore energy industry, whose fleet utilization and near term outlook were pressured in response to falling energy prices; Stage Stores (-60.83% return), a small market department store, that is under pressure due to its over-exposure to weak oil-exposed geographies and general slowdown in consumer spending at department stores this fall; and lastly, ArcBest (-47.65% return), a trucking company that is suffering along with its industry peers from deteriorating freight levels and a slowing industrial economy.

The macro concerns previously cited that provided headwinds for small cap value stocks in 2015 could persist in 2016. Nevertheless, we remain bottom-up focused, continuing to concentrate on the outlook for individual stocks, rather than the market as a whole.

Tina Jones, CFA
Managing Director
Rothschild Asset Management

Rothschild U.S. Small-Cap Growth Fund – Investor Class – Fiscal Year Ending November 30, 2015

The year ending November 30, 2015, marked another year of significant volatility.  Despite various concerns including future Federal Reserve and EU central bank actions, geopolitical issues, global growth fears (especially China), continued commodities weakness, and currency fluctuations, the market (as measured by the S&P 500) finished the year up 3.01%.

The small-cap growth market fared better than most of the major indices driven by its significant exposure in technology and healthcare sectors. The Russell 2000 Growth Index6, the fund’s benchmark, increased 3.56% with 8 of the 14 economic sectors posting positive returns.  The strongest performing sectors were Utilities (+14.45%), Commercial Services (+12.87%), Healthcare (+10.89%) and Technology (+10.14%).  The worst performing sectors were Energy (-26.96%) and Transportation (-15.40%).

The Rothschild Small-Cap Growth Fund outperformed by 64 basis points with returns of 4.20% versus the Russell 2000 Growth Index of 3.56%.  The fund partially benefited from its underweight in basic materials and its overweight in technology and healthcare.  That being said, consistent with our bottom-up stock selection process, individual stock performance drove the vast majority of the outperformance. This was strongest in the consumer discretionary, financial services, basic materials and technology sectors, while partially offset by weak stock selection in healthcare.

On a stock specific basis, the best performers included Neurocrine Biosciences (+143.38% return), a development stage biotechnology company that reported two sets of positive Phase 3 data for the treatment of endometrial pain and Tardive Dyskinesia, a neurological disease.  Stamps.com (+116.95% return), a shipping software company, posted significantly better than expected results and guidance driven by better than expected synergies from its multi-shipper acquisitions, coupled with its announced acquisition of a key competitor. Manhattan Associates (+88.11% return), a supply-chain software provider, continued to generate better than expected results driven by increased omni-channel technology investments by retailers.

Among the worst performing stocks, was EnerNOC (-67.70% return), a demand response and energy software provider. EnerNOC had weaker than expected results, as regulatory changes impacted its demand response business, and increased investment to accelerate growth in its energy software segment, which significantly impacted profitability. Sonus Networks (-66.85% return), a communication equipment provider, reported significantly weaker than expected results and lowered its full year guidance, as its service provider customer base delayed spending, potentially due to the overall regulatory and acquisition environment. Aratana Therapeutics (-64.61% return), a development stage biopharmaceutical company, focusing on the companion animal market, announced that it was to discontinue its oncology portfolio, after interim analysis suggested that its lead program lacked drug specificity and did not add sufficient progression free survival in canine T-Cell lymphoma.

Going forward, although the macro factors in play in 2015 may continue to weigh on markets, our focus remains squarely on our process. We will continue to take a bottom-up approach in our search for stocks with attractive valuations and other positive attributes for our investors’ portfolios.

Douglas Levine, CFA, CPA
Managing Director
Rothschild Asset Management Inc.

Disclaimer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual Fund investing involves risk. Principal loss is possible. The Funds may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Value stocks have a lower expected growth rate in earnings and sales than growth stocks. Growth stocks typically are more volatile than value stocks. The fund's strategies may result in higher portfolio turnover which can result in increased expenses and adverse tax consequences.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Rothschild Funds were distributed by Quasar Distributors, LLC through (01/08/16).

Benchmark Definitions

1The S&P 500 Index is an unmanaged index considered representative of Large-Cap U.S. stocks. The investment strategy of Rothschild U.S. Large-Cap Core is not restricted to securities of the S&P 500 Index. In addition, Rothschild U.S. Large-Cap Core may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the S&P 500 Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Large-Cap Core and the S&P 500 Index will differ. An investment cannot be made directly in an index.

2The Russell 1000 Value Index is an unmanaged index considered representative of Large-Cap U.S. stocks. The investment strategy of Rothschild U.S. Large-Cap Value is not restricted to securities of the Russell 1000 Value Index. In addition, Rothschild U.S. Large-Cap Value may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the Russell 1000 Value Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Large-Cap Value and the Russell 1000 Value Index will differ. An investment cannot be made directly in an index.

3The Russell 2500 Index is an unmanaged index considered representative of small/mid-cap U.S. stocks. The investment strategy of Rothschild U.S. Small/Mid-Cap Core is not restricted to securities of the Russell 2500 Index. In addition, Rothschild U.S. Small/Mid-Cap Core may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the Russell 2500 Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Small/Mid-Cap Core and the Russell 2500 Index will differ. An investment cannot be made directly in an index.

4The Russell 2000 Index is an unmanaged index considered representative of Small-Cap U.S. stocks. The investment strategy of Rothschild U.S. Small-Cap Core is not restricted to securities of the Russell 2000 Index. In addition, Rothschild U.S. Small-Cap Core may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the Russell 2000 Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Small-Cap Core and the Russell 2000 Index will differ. An investment cannot be made directly in an index.

5The Russell 2000 Value Index is an unmanaged index considered representative of Small-Cap U.S. stocks. The investment strategy of Rothschild U.S. Small-Cap Value is not restricted to securities of the Russell 2000 Value Index. In addition, Rothschild U.S. Small-Cap Value may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the Russell 2000 Value Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Small-Cap Value and the Russell 2000 Value Index will differ. An investment cannot be made directly in an index.

6The Russell 2000 Growth Index is an unmanaged index considered representative of Small-Cap U.S. stocks. The investment strategy of Rothschild U.S. Small-Cap Growth is not restricted to securities of the Russell 2000 Growth Index. In addition, Rothschild U.S. Small-Cap Growth may use various investment techniques, such as eliminating stocks with a relatively short trading history, which are not reflected in the Russell 2000 Growth Index.  For the foregoing and other reasons, the performance of Rothschild U.S. Small-Cap Growth and the Russell 2000 Growth Index will differ. An investment cannot be made directly in an index.

Basis Point Definition

A basis point is 0.01%

Rothschild U.S. Large-Cap Core Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Large-Cap Core Fund - Investor Class	4.35%	-2.52%	-1.66%	0.70% 1
Rothschild U.S. Large-Cap Core Fund - Institutional Class	4.45%	-2.32%	N/A	-1.66% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 3

A $10,000 investment in the Rothschild U.S. Large-Cap Core Fund - Investor Class

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Commenced operations on March 20, 2015.
3 Not annualized. Since inception return as of December 31, 2014.

Rothschild U.S. Large-Cap Value Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Large-Cap Value Fund - Investor Class	5.48%	-1.28%	-0.40%	0.10% 1
Russell 1000 Value Index 3	4.70%	-3.08%	-2.35%	-1.71% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 2

A $10,000 investment in the Rothschild U.S. Large-Cap Value Fund - Investor Class

The Russell 1000 Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity value markets and is a subset of the Russell 3000 Index. This index comprises over 90% of the total market capitalization of all listed U.S. value stocks.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Since inception return as of December 31, 2014.
3 Primary benchmark index.

Rothschild U.S. Small/Mid-Cap Core Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Small/Mid-Cap Core Fund - Institutional Class	1.85%	-2.24%	0.19%	4.80% 1
Russell 2500 Index 3	2.85%	-4.09%	-2.48%	1.22% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 2

A $100,000 investment in the Rothschild U.S. Small/Mid-Cap Core Fund - Institutional Class

The Russell 2500 Index is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations. It is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Since inception return as of December 31, 2014.
3 Primary benchmark index.

Rothschild U.S. Small-Cap Core Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Small-Cap Core Fund - Institutional Class	3.31%	-1.90%	-0.58%	3.10% 1
Russell 2000 Index 3	3.72%	-3.21%	-1.84%	0.64% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 2

A $100,000 investment in the Rothschild U.S. Small-Cap Core Fund - Institutional Class

Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. It serves as a benchmark for small-cap stocks in the United States.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Since inception return as of December 31, 2014.
3 Primary benchmark index.

Rothschild U.S. Small-Cap Value Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Small-Cap Value Fund - Institutional Class	5.74%	-0.10%	0.20%	1.40% 1
Russell 2000 Value Index 3	4.84%	-2.93%	-2.60%	-2.32% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 2

A $100,000 investment in the Rothschild U.S. Small-Cap Value Fund - Institutional Class

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Russell 2000 Value Index is an index measuring the performance of approximately 2,000 small-cap value companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Since inception return as of December 31, 2014.
3 Primary benchmark index.

Rothschild U.S. Small-Cap Growth Fund

Performance Information
For the periods ended November 30, 2015 (Unaudited)

	Last	Last	Last
	3 Months	6 Months	9 Months	Since Inception
Rothschild U.S. Small-Cap Growth Fund - Investor Class	2.46%	-2.34%	-1.88%	4.20% 1
Russell 2000 Growth Index 3	2.63%	-3.48%	-1.14%	3.56% 2
S&P 500 Index	6.07%	-0.21%	0.42%	3.01% 2

A $10,000 investment in the Rothschild U.S. Small-Cap Growth Fund - Investor Class

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Russell 2000 Growth Index is an index measuring the performance of approximately 2,000 small-cap growth companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-212-403-3546, or visiting www.rothschild.com/raminc/usfunds.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

1 Not annualized. Commenced operations on December 31, 2014.
2 Not annualized. Since inception return as of December 31, 2014.
3 Primary benchmark index.

Rothschild U.S. Large-Cap Core Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Real Estate Investment Trusts, 2.3%
Short-Term Investments, 3.6%
Common Stocks, 94.1%

Rothschild U.S. Large-Cap Value Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Real Estate Investment Trusts, 4.0%
Short-Term Investments, 8.5%
Common Stocks, 87.5%

Rothschild U.S. Small/Mid-Cap Core Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Real Estate Investment Trusts, 6.4%
Short-Term Investments, 9.2%
Common Stocks, 84.4%

* Percentages are stated as a percentage of total fair value of investments in securities.

Rothschild U.S. Small-Cap Core Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Real Estate Investment Trusts, 6.6%
Exchange Traded Funds, 0.9%
Short-Term Investments, 10.6%
Common Stocks, 81.9%

Rothschild U.S. Small-Cap Value Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Short-Term Investments, 6.3%
Exchange Traded Funds, 1.8%
Real Estate Investment Trusts, 10.5%
Common Stocks, 81.4%

Rothschild U.S. Small-Cap Growth Fund
Allocation of Investments · November 30, 2015 (Unaudited) *

Short-Term Investments, 4.5%
Common Stocks, 95.5%

* Percentages are stated as a percentage of total fair value of investments in securities.

ROTHSCHILD U.S. LARGE-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 95.2%
Aerospace & Defense: 5.0%
250	Boeing Co.	$36,362
171	Northrop Grumman Corp.	31,868
260	Raytheon Co.	32,248
511	Spirit AeroSystems Holdings Inc. - Class A *	26,802
		127,280
Airlines: 1.0%
1,040	JetBlue Airways Corp. *	25,730
Auto Components: 0.6%
407	Goodyear Tire & Rubr Co.	14,196
Automobiles: 1.2%
2,187	Ford Motor Co.	31,340
Banks: 7.2%
2,173	Bank of America Corp.	37,875
889	Citigroup, Inc.	48,086
1,008	JPMorgan Chase & Co.	67,214
652	SunTrust Banks, Inc.	28,310
		181,485
Beverages: 3.1%
596	Coca-Cola Enterprises, Inc.	29,979
475	PepsiCo., Inc.	47,576
		77,555
Biotechnology: 4.7%
213	Amgen, Inc.	34,314
123	Biogen, Inc. *	35,284
475	Gilead Sciences, Inc.	50,331
		119,929
Capital Markets: 1.5%
454	Federated Investors, Inc. - Class B	14,219
506	Legg Mason, Inc.	22,456
		36,675
Chemicals: 0.5%
143	LyondellBasell Industries NV - Class A	13,702
Commercial Services & Supplies: 2.3%
1,103	Pitney Bowes, Inc.	23,825
659	Waste Management, Inc.	35,434
		59,259
Communications Equipment: 3.3%
1,746	Cisco Systems, Inc.	47,579
1,163	Juniper Networks, Inc.	35,041
		82,620

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 95.2% (continued)
Construction & Engineering: 1.1%
546	Fluor Corp.	$26,536
Consumer Finance: 2.2%
288	American Express Co.	20,632
435	Capital One Financial Corp.	34,152
		54,784
Diversified Telecommunication Services: 3.5%
1,091	AT&T, Inc.	36,734
1,140	Verizon Communications, Inc.	51,813
		88,547
Electric Utilities: 1.8%
521	American Electric Power Co., Inc.	29,181
256	Edison International	15,196
		44,377
Food & Staples Retailing: 1.0%
676	Kroger Co.	25,458
Food Products: 2.0%
634	Archer Daniels Midland Co.	23,134
607	Pinnacle Foods, Inc.	26,429
		49,563
Health Care Equipment & Supplies: 2.5%
767	Abbott Laboratories	34,453
254	Sirona Dental Systems, Inc. *	27,554
		62,007
Health Care Providers & Services: 2.2%
168	Aetna, Inc.	17,262
129	McKesson Corp.	24,426
117	Universal Health Services, Inc. - Class B	14,218
		55,906
Household Durables: 1.4%
1,777	PulteGroup, Inc.	34,616
Industrial Conglomerates: 2.8%
288	3M Co.	45,095
898	General Electric Co.	26,886
		71,981
Insurance: 2.9%
519	The Allstate Corp.	32,572
794	MetLife, Inc.	40,566
		73,138
Internet Software & Services: 3.5%
60	Alphabet, Inc. - Class A *	45,771
59	Alphabet, Inc. - Class C *	43,813
		89,584

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 95.2% (continued)
IT Services: 1.5%
279	International Business Machines Corp.	$38,898
Life Sciences Tools & Services: 0.6%
233	Quintiles Transnational Holdings, Inc. *	15,842
Machinery: 1.1%
436	Dover Corp.	28,732
Media: 3.9%
791	Comcast Corp. - Class A	48,140
439	The Walt Disney Co.	49,814
		97,954
Multiline Retail: 2.1%
441	Macy's, Inc.	17,234
500	Target Corp.	36,250
		53,484
Multi-Utilities: 1.3%
811	Public Service Enterprise Group, Inc.	31,710
Oil, Gas & Consumable Fuels: 5.4%
482	ConocoPhillips	26,052
577	Exxon Mobil Corp.	47,118
614	Marathon Petroleum Corp.	35,863
349	Occidental Petroleum Corp.	26,381
		135,414
Paper & Forest Products: 1.1%
662	International Paper Co.	27,691
Pharmaceuticals: 4.1%
863	Merck & Co., Inc.	45,748
1,800	Pfizer, Inc.	58,986
		104,734
Professional Services: 1.2%
345	ManpowerGroup, Inc.	31,147
Semiconductors & Semiconductor Equipment: 2.8%
240	First Solar, Inc. *	13,562
1,628	Intel Corp.	56,606
		70,168
Software: 4.8%
1,708	Microsoft Corp.	92,830
736	Oracle Corp.	28,682
		121,512
Specialty Retail: 3.0%
598	Best Buy Co., Inc.	19,005
422	The Home Depot, Inc.	56,497
		75,502

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 95.2% (continued)
Technology Hardware, Storage & Peripherals: 5.0%
984	Apple, Inc.	$116,407
162	Western Digital Corp.	10,111
		126,518
TOTAL COMMON STOCKS
(Cost $2,379,542)		$2,405,574

REAL ESTATE INVESTMENT TRUSTS: 2.3%
392	Equity Residential	$31,290
336	Macerich Co.	26,258
		57,548
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $55,480)		$57,548

SHORT-TERM INVESTMENTS: 3.6%
Money Market Funds: 3.6%
92,490	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$92,490
TOTAL SHORT-TERM INVESTMENTS
(Cost $92,490)		$92,490

TOTAL INVESTMENTS IN SECURITIES: 101.1%
(Cost $2,527,512)		$2,555,612
Liabilities in Excess of Other Assets: (1.1)%		(28,982)
TOTAL NET ASSETS: 100.0%		$2,526,630

	Percentages are stated as a percent of net assets.
*	Non-income producing security.
(1)	Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 93.0%
Aerospace & Defense: 4.2%
44	The Boeing Co.	$6,400
51	Northrop Grumman Corp.	9,504
43	Raytheon Co.	5,333
		21,237
Airlines: 1.5%
297	JetBlue Airways Corp. *	7,348
Banks: 11.3%
864	Bank of America Corp.	15,059
239	JPMorgan Chase & Co.	15,936
684	Regions Financial Corp.	6,936
143	SunTrust Banks, Inc.	6,209
226	Wells Fargo & Co.	12,453
		56,593
Beverages: 2.1%
75	Coca-Cola Enterprises, Inc.	3,773
65	PepsiCo., Inc.	6,510
		10,283
Biotechnology: 3.1%
29	Amgen, Inc.	4,672
17	Biogen, Inc. *	4,876
57	Gilead Sciences, Inc.	6,040
		15,588
Capital Markets: 2.1%
54	Ameriprise Financial, Inc.	6,099
71	Raymond James Financial, Inc.	4,170
		10,269
Chemicals: 1.4%
100	Dow Chemical Co.	5,213
18	LyondellBasell Industries NV - Class A	1,725
		6,938
Commercial Services & Supplies: 1.3%
125	Waste Management, Inc.	6,721
Communications Equipment: 3.9%
80	ARRIS Group, Inc. *	2,446
404	Cisco Systems, Inc.	11,009
209	Juniper Networks, Inc.	6,297
		19,752
Construction & Engineering: 0.9%
95	Fluor Corp.	4,617

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 93.0% (continued)
Consumer Finance: 3.6%
78	American Express Co.	$5,588
73	Capital One Financial Corp.	5,731
121	Discover Financial Services	6,868
		18,187
Diversified Financial Services: 0.6%
22	Berkshire Hathaway, Inc. - Class B *	2,950
Diversified Telecommunication Services: 1.7%
252	AT&T, Inc.	8,485
Electric Utilities: 1.8%
158	American Electric Power Co., Inc.	8,850
Food & Staples Retailing: 0.9%
118	Kroger Co.	4,444
Food Products: 0.8%
92	Pinnacle Foods, Inc.	4,006
Health Care Equipment & Supplies: 1.3%
45	Becton Dickinson & Co.	6,761
Health Care Providers & Services: 1.9%
29	Aetna, Inc.	2,980
75	Cardinal Health, Inc.	6,514
		9,494
Household Durables: 1.4%
358	PulteGroup, Inc.	6,974
Household Products: 0.7%
45	Procter & Gamble Co.	3,368
Industrial Conglomerates: 2.4%
31	3M Co.	4,854
238	General Electric Co.	7,126
		11,980
Insurance: 4.7%
124	The Allstate Corp.	7,782
113	American International Group, Inc.	7,185
169	MetLife, Inc.	8,634
		23,601
Machinery: 1.4%
107	Dover Corp.	7,051
Media: 3.0%
104	CBS Corp.	5,250
79	Comcast Corp. - Class A	4,808
68	Time Warner, Inc.	4,759
		14,817

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 93.0% (continued)
Multiline Retail: 2.9%
135	Macy's, Inc.	$5,276
124	Target Corp.	8,990
		14,266
Multi-Utilities: 3.4%
64	CMS Energy Corp.	2,241
82	DTE Energy Co.	6,600
203	Public Service Enterprise Group, Inc.	7,938
		16,779
Oil, Gas & Consumable Fuels: 11.6%
91	Chevron Corp.	8,310
162	ConocoPhillips	8,756
123	EOG Resources, Inc.	10,262
276	Exxon Mobil Corp.	22,538
206	Marathon Oil Corp.	3,607
77	Marathon Petroleum Corp.	4,498
		57,971
Paper & Forest Products: 0.9%
109	International Paper Co.	4,559
Pharmaceuticals: 7.6%
140	Johnson & Johnson	14,174
137	Merck & Co., Inc.	7,262
507	Pfizer, Inc.	16,614
		38,050
Semiconductors & Semiconductor Equipment: 1.5%
217	Intel Corp.	7,545
Software: 4.7%
278	Microsoft Corp.	15,109
196	Nuance Communications, Inc. *	4,102
111	Oracle Corp.	4,326
		23,537
Specialty Retail: 1.1%
43	The Home Depot, Inc.	5,757
Technology Hardware, Storage & Peripherals: 1.3%
25	Apple, Inc.	2,957
56	Western Digital Corp.	3,495
		6,452
TOTAL COMMON STOCKS
(Cost $470,658)		$465,230

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 93.0% (continued)
REAL ESTATE INVESTMENT TRUSTS: 4.3%
31	Alexandria Real Estate Equities, Inc.	$2,855
84	Equity LifeStyle Properties, Inc.	5,240
79	Equity Residential	6,306
29	Public Storage	6,961
TOTAL REAL ESTATE INVESTMENT TRUSTS		$21,362
(Cost $18,796)

SHORT-TERM INVESTMENTS: 9.0%
Money Market Funds: 9.0%
45,189	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$45,189
TOTAL SHORT-TERM INVESTMENTS
(Cost $45,189)		$45,189

TOTAL INVESTMENTS IN SECURITIES: 106.3%
(Cost $534,643)		$531,781
Liabilities in Excess of Other Assets: (6.3)%		(31,516)
TOTAL NET ASSETS: 100.0%		$500,265

	Percentages are stated as a percent of net assets.
*	Non-income producing security.
(1)	Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 91.2%
Aerospace & Defense: 1.5%
97	AAR Corp.	$2,382
197	Aerojet Rocketdyne Holdings, Inc. *	3,456
34	Moog, Inc. - Class A *	2,246
		8,084
Air Freight & Logistics: 0.4%
50	Hub Group, Inc. - Class A *	1,927
Airlines: 0.4%
27	Alaska Air Group, Inc.	2,153
Auto Components: 0.9%
64	Cooper-Standard Holding, Inc. *	4,732
Banks: 7.5%
83	Berkshire Hills Bancorp, Inc.	2,510
407	Huntington Bancshares, Inc.	4,758
120	PacWest Bancorp	5,642
62	Pinnacle Financial Partners, Inc.	3,368
37	Signature Bank *	5,852
237	Umpqua Holdings Corp.	4,247
128	Webster Financial Corp.	5,147
70	Wintrust Financial Corp.	3,684
136	Zions Bancorporation	4,075
		39,283
Biotechnology: 3.0%
92	Acorda Therapeutics, Inc. *	3,514
70	AMAG Pharmaceuticals, Inc. *	1,863
81	Dyax Corp. *	2,726
102	Insys Therapeutics, Inc. *	3,250
30	United Therapeutics Corp. *	4,579
		15,932
Capital Markets: 1.3%
65	Raymond James Financial, Inc.	3,817
150	WisdomTree Investments, Inc.	3,263
		7,080
Chemicals: 1.1%
97	Kraton Performance Polymers, Inc. *	2,158
100	PolyOne Corp.	3,598
		5,756

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 91.2% (continued)
Commercial Services & Supplies: 0.9%
82	Deluxe Corp.	$4,809
Communications Equipment: 1.3%
62	Plantronics, Inc.	3,280
266	Polycom, Inc. *	3,626
		6,906
Construction & Engineering: 0.8%
83	EMCOR Group, Inc.	4,183
Construction Materials: 0.8%
70	U.S. Concrete, Inc. *	4,111
Containers & Packaging: 1.8%
425	Graphic Packaging Holding Co.	5,810
67	WestRock Co.	3,392
		9,202
Distributors: 0.9%
56	Pool Corp.	4,594
Diversified Consumer Services: 1.1%
123	Service Corp. International	3,425
76	Sotheby's	2,152
		5,577
Diversified Financial Services: 1.1%
55	MarketAxess Holdings, Inc.	5,873
Electric Utilities: 0.7%
99	Portland General Electric Co.	3,655
Electrical Equipment: 0.7%
59	EnerSys	3,475
Electronic Equipment, Instruments & Components: 1.8%
88	Avnet, Inc.	3,988
174	Ingram Micro, Inc. - Class A	5,382
		9,370
Energy Equipment & Services: 0.5%
31	Bristow Group, Inc.	947
75	U.S. Silica Holdings, Inc.	1,595
		2,542
Food Products: 1.6%
231	Dean Foods Co.	4,333
55	Flowers Foods, Inc.	1,294
23	J&J Snack Foods Corp.	2,684
		8,311

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 91.2% (continued)
Health Care Equipment & Supplies: 6.8%
90	Alere, Inc. *	$3,714
78	Align Technology, Inc. *	5,206
28	Cooper Companies, Inc.	4,095
107	Cynosure, Inc. - Class A *	4,500
99	Haemonetics Corp. *	3,192
43	Inogen, Inc. *	1,645
89	NuVasive, Inc. *	4,640
45	Sirona Dental Systems, Inc. *	4,882
50	Steris PLC	3,819
		35,693
Health Care Providers & Services: 2.0%
100	Community Health Systems, Inc. *	2,894
61	MEDNAX, Inc. *	4,354
54	Molina Healthcare, Inc. *	3,254
		10,502
Hotels, Restaurants & Leisure: 4.6%
40	Brinker International, Inc.	1,825
59	Cheesecake Factory, Inc.	2,781
45	Marriott Vacations Worldwide Corp.	2,737
26	Red Robin Gourmet Burgers, Inc. *	1,755
166	Sonic Corp.	4,824
112	Texas Roadhouse, Inc.	3,920
34	Vail Resorts, Inc.	4,100
32	Wyndham Worldwide Corp.	2,429
		24,371
Household Durables: 1.2%
76	Jarden Corp. *	3,548
138	PulteGroup, Inc.	2,688
		6,236
Insurance: 4.9%
96	Allied World Assurance Co. Holdings AG	3,487
102	American Equity Investment Life Holding Co.	2,734
73	American Financial Group, Inc.	5,402
79	Axis Capital Holdings Ltd.	4,424
48	Hanover Insurance Group, Inc.	4,061
30	Navigators Group, Inc. *	2,588
35	Reinsurance Group of America, Inc.	3,216
		25,912
Internet & Catalog Retail: 0.3%
28	HSN, Inc.	1,397

The accompanying notes are an integral part of these financial statements.

	ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND
SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 91.2% (continued)
Internet Software & Services: 3.4%
49	Constant Contact, Inc. *	$1,533
73	J2 Global, Inc.	5,875
61	Stamps.com, Inc. *	6,183
177	Web.com Group, Inc. *	4,285
		17,876
IT Services: 5.0%
83	Cardtronics, Inc. *	3,122
156	Convergys Corp.	4,019
42	DST Systems, Inc.	5,136
63	Euronet Worldwide, Inc. *	4,896
186	NeuStar, Inc. - Class A *	4,687
152	VeriFone Systems, Inc. *	4,359
		26,219
Life Sciences Tools & Services: 1.8%
61	Charles River Laboratories International, Inc. *	4,671
70	Quintiles Transnational Holdings, Inc. *	4,759
		9,430
Machinery: 2.2%
96	Barnes Group, Inc.	3,698
103	ITT Corp.	4,090
297	Wabash National Corp. *	3,852
		11,640
Marine: 0.5%
43	Kirby Corp. *	2,778
Multiline Retail: 0.7%
77	Big Lots, Inc.	3,464
Multi-Utilities: 2.0%
84	Avista Corp.	2,907
74	Black Hills Corp.	3,176
121	CMS Energy Corp.	4,238
		10,321
Oil, Gas & Consumable Fuels: 1.7%
52	Energen Corp.	3,083
510	EP Energy Corp. - Class A *	2,887
70	Western Refining, Inc.	3,168
		9,138

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 91.2% (continued)
Pharmaceuticals: 1.9%
180	Horizon Pharma PLC *	$3,875
86	Phibro Animal Health Corp. - Class A	2,793
190	Supernus Pharmaceuticals, Inc. *	3,070
		9,738
Professional Services: 2.4%
25	CEB, Inc.	1,932
75	Insperity, Inc.	3,237
55	ManpowerGroup, Inc.	4,965
90	TrueBlue, Inc. *	2,636
		12,770
Road & Rail: 1.5%
73	ArcBest Corp.	1,758
37	Landstar Systems, Inc.	2,309
58	Ryder Systems, Inc.	3,826
		7,893
Semiconductors & Semiconductor Equipment: 1.7%
142	Microsemi Corp. *	5,113
71	Silicon Laboratories, Inc. *	3,842
		8,955
Software: 6.2%
97	Aspen Technology, Inc. *	4,263
180	AVG Technologies NV *	3,796
46	Manhattan Associates, Inc. *	3,524
36	Mentor Graphics Corp.	674
22	MicroStrategy, Inc. - Class A *	3,814
95	PTC, Inc. *	3,424
224	RealPage, Inc. *	4,975
158	Take-Two Interactive Software, Inc. *	5,589
264	TiVo, Inc. *	2,373
		32,432
Specialty Retail: 4.5%
37	Children's Place, Inc.	1,788
81	Dick's Sporting Goods, Inc.	3,162
79	Foot Locker, Inc.	5,135
185	Francesca's Holdings Corp. *	2,762
35	Lithia Motors, Inc. - Class A	4,348
47	Outerwall, Inc.	2,909
52	Williams-Sonoma, Inc.	3,293
		23,397

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 91.2% (continued)
Technology Hardware, Storage & Peripherals: 1.8%
143	Diebold, Inc.	$4,958
87	Electronics For Imaging, Inc. *	4,270
		9,228
Textiles, Apparel & Luxury Goods: 2.3%
52	G-III Apparel Group Ltd. *	2,385
159	Hanesbrands, Inc.	4,877
86	Steven Madden Ltd. *	2,743
121	Wolverine World Wide, Inc.	2,201
		12,206
Trading Companies & Distributors: 1.7%
81	Beacon Roofing Supply, Inc. *	3,464
42	Watsco, Inc.	5,339
		8,803
TOTAL COMMON STOCKS
(Cost $458,518)		$477,954

REAL ESTATE INVESTMENT TRUSTS: 6.9%
140	Brixmor Property Group, Inc.	$3,515
98	DCT Industrial Trust, Inc.	3,741
126	Douglas Emmett, Inc.	3,904
68	Equity LifeStyle Properties, Inc.	4,242
88	Highwoods Properties, Inc.	3,833
50	Mid-America Apartment Communities, Inc.	4,428
100	National Retail Properties, Inc.	3,846
65	Potlatch Corp.	2,172
52	PS Business Parks, Inc.	4,598
140	Retail Properties of America, Inc. - Class A	2,142
TOTAL REAL ESTATE INVESTMENT TRUSTS		$36,421
(Cost $35,002)

SHORT-TERM INVESTMENTS: 9.9%
Money Market Funds: 9.9%
51,815	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$51,815
TOTAL SHORT-TERM INVESTMENTS
(Cost $51,815)		$51,815

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL/MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares	Fair Value
TOTAL INVESTMENTS IN SECURITIES: 108.0%
(Cost $545,335)	$566,190
Liabilities in Excess of Other Assets: (8.0)%	(42,174)
TOTAL NET ASSETS: 100.0%	$524,016

Percentages are stated as a percent of net assets.
* Non-income producing security.
(1) Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 89.8%
Aerospace & Defense: 0.6%
118	AAR Corp.	$2,898
Air Freight & Logistics: 0.5%
258	Air Transport Services Group, Inc. *	2,454
Auto Components: 0.9%
60	Cooper-Standard Holding, Inc. *	4,436
Banks: 8.4%
77	Banner Corp.	4,042
90	Berkshire Hills Bancorp, Inc.	2,721
105	Cathay General Bancorp	3,604
50	CenterState Banks, Inc.	797
98	First Interstate BancSystem, Inc. - Class A	2,980
50	First NBC Bank Holding Co. *	2,117
73	Hancock Holding Co.	2,126
95	Hanmi Financial Corp.	2,479
200	Old National Bancorp	2,950
81	Pinnacle Financial Partners, Inc.	4,401
74	TriCo Bancshares	2,168
230	Umpqua Holdings Corp.	4,122
109	Webster Financial Corp.	4,383
79	Wintrust Financial Corp.	4,158
		43,048
Biotechnology: 3.4%
103	Acorda Therapeutics, Inc. *	3,934
87	AMAG Pharmaceuticals, Inc. *	2,316
89	Dyax Corp. *	2,996
75	FibroGen, Inc. *	2,230
151	Infinity Pharmaceuticals, Inc. *	1,332
154	Insys Therapeutics, Inc. *	4,906
		17,714
Capital Markets: 2.7%
110	HFF, Inc. - Class A	3,781
77	Piper Jaffray Companies *	3,121
88	Stifel Financial Corp. *	3,991
140	WisdomTree Investments, Inc.	3,045
		13,938

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 89.8% (continued)
Chemicals: 3.2%
105	A. Schulman, Inc.	$3,634
145	Kraton Performance Polymers, Inc. *	3,226
66	Minerals Technologies, Inc.	4,062
149	PolyOne Corp.	5,361
		16,283
Commercial Services & Supplies: 2.8%
77	ABM Industrials, Inc.	2,285
79	Deluxe Corp.	4,633
40	Essendant, Inc.	1,449
85	HNI Corp.	3,762
68	Viad Corp.	2,099
		14,228
Communications Equipment: 1.6%
55	Plantronics, Inc.	2,910
406	Polycom, Inc. *	5,534
		8,444
Construction & Engineering: 1.3%
135	EMCOR Group, Inc.	6,804
Construction Materials: 0.6%
50	U.S. Concrete, Inc. *	2,936
Distributors: 0.6%
39	Pool Corp.	3,200
Diversified Consumer Services: 0.4%
74	Sotheby's	2,095
Diversified Financial Services: 1.3%
64	MarketAxess Holdings, Inc.	6,834
Electric Utilities: 0.7%
123	PNM Resources, Inc.	3,567
Electrical Equipment: 0.8%
73	EnerSys	4,300
Electronic Equipment, Instruments & Components: 2.9%
76	Insight Enterprises, Inc. *	2,035
38	Littelfuse, Inc.	4,125
60	SYNNEX Corp.	5,656
245	Vishay Intertechnology, Inc.	2,921
		14,737

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 89.8% (continued)
Energy Equipment & Services: 0.6%
41	Bristow Group, Inc.	$1,253
343	Parker Drilling Co. *	943
50	U.S. Silica Holdings, Inc.	1,063
		3,259
Food & Staples Retailing: 0.6%
428	SUPERVALU, Inc. *	2,876
Food Products: 1.4%
256	Dean Foods Co.	4,803
22	J&J Snack Foods Corp.	2,567
		7,370
Health Care Equipment & Supplies: 6.4%
19	Alere, Inc. *	784
55	CONMED Corp.	2,338
99	Cynosure, Inc. - Class A *	4,164
114	Globus Medical, Inc. - Class A *	3,093
97	Haemonetics Corp. *	3,127
37	ICU Medical, Inc. *	4,197
57	Inogen, Inc. *	2,180
129	NuVasive, Inc. *	6,726
84	Steris PLC	6,416
		33,025
Health Care Providers & Services: 1.8%
128	HealthSouth Corp.	4,504
83	Molina Healthcare, Inc. *	5,002
		9,506
Hotels, Restaurants & Leisure: 5.1%
59	Cheesecake Factory, Inc.	2,781
56	Marriott Vacations Worldwide Corp.	3,407
82	Papa John's International, Inc.	4,713
32	Red Robin Gourmet Burgers, Inc. *	2,159
210	Sonic Corp.	6,103
125	Texas Roadhouse, Inc.	4,375
24	Vail Resorts, Inc.	2,894
		26,432

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 89.8% (continued)
Insurance: 3.8%
144	American Equity Investment Life Holding Co.	$3,861
33	Argo Group International Holdings Ltd.	2,096
261	CNO Financial Group, Inc.	5,280
170	Heritage Insurance Holdings, Inc. *	3,818
31	Infinity Property & Casualty Corp.	2,651
21	Navigators Group, Inc. *	1,811
		19,517
Internet & Catalog Retail: 0.4%
42	HSN, Inc.	2,096
Internet Software & Services: 3.6%
79	J2 Global, Inc.	6,357
76	LogMeIn, Inc. *	5,428
40	Stamps.com, Inc. *	4,055
106	Web.com Group, Inc. *	2,566
		18,406
IT Services: 4.2%
51	Cardtronics, Inc. *	1,918
144	Convergys Corp.	3,709
71	Euronet Worldwide, Inc. *	5,518
347	Everi Holdings, Inc. *	1,326
49	MAXIMUS, Inc.	2,781
180	NeuStar, Inc. - Class A *	4,536
66	VeriFone Systems, Inc. *	1,893
		21,681
Leisure Products: 0.3%
194	JAKKS Pacific, Inc. *	1,597
Life Sciences Tools & Services: 2.7%
57	Cambrex Corp. *	3,057
77	Charles River Laboratories International, Inc. *	5,896
74	PAREXEL International Corp. *	5,021
		13,974
Machinery: 2.7%
117	Barnes Group, Inc.	4,507
171	Federal Signal Corp.	2,883
7	Hyster-Yale Materials Handling, Inc. - Class A	405
35	Standex International Corp.	3,128
240	Wabash National Corp. *	3,112
		14,035
Multiline Retail: 0.8%
93	Big Lots, Inc.	4,184

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 89.8% (continued)
Multi-Utilities: 1.4%
75	Avista Corp.	$2,596
108	Black Hills Corp.	4,635
		7,231
Oil, Gas & Consumable Fuels: 1.5%
510	Abraxas Petroleum Corp. *	673
546	EP Energy Corp. - Class A *	3,090
84	Western Refining, Inc.	3,802
		7,565
Paper & Forest Products: 0.8%
87	Clearwater Paper Corp. *	4,246
Pharmaceuticals: 0.8%
70	Phibro Animal Health Corp. - Class A	2,273
120	Supernus Pharmaceuticals, Inc. *	1,939
		4,212
Professional Services: 2.7%
24	CEB, Inc.	1,855
58	Insperity, Inc.	2,503
163	Kforce, Inc.	4,391
130	RPX Corp. *	1,803
116	TrueBlue, Inc. *	3,398
		13,950
Road & Rail: 0.8%
91	ArcBest Corp.	2,191
130	Swift Transportation Co. *	2,076
		4,267
Semiconductors & Semiconductor Equipment: 2.2%
55	Cabot Microelectronics Corp. *	2,308
129	Microsemi Corp. *	4,645
52	Power Integrations, Inc.	2,689
30	Silicon Laboratories, Inc. *	1,623
		11,265
Software: 6.3%
150	AVG Technologies NV *	3,164
86	Manhattan Associates, Inc. *	6,588
137	Mentor Graphics Corp.	2,566
20	MicroStrategy, Inc. - Class A *	3,467
131	Pegasystems, Inc.	3,870
154	RealPage, Inc. *	3,420
195	Take-Two Interactive Software, Inc. *	6,897
271	TiVo, Inc. *	2,436
		32,408

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 89.8% (continued)
Specialty Retail: 2.7%
34	Children's Place, Inc.	$1,643
148	Francesca's Holdings Corp. *	2,210
48	Lithia Motors, Inc. - Class A	5,964
46	Outerwall, Inc.	2,847
133	Stage Stores, Inc.	1,029
		13,693
Technology Hardware, Storage & Peripherals: 1.5%
81	Diebold, Inc.	2,808
103	Electronics For Imaging, Inc. *	5,055
		7,863
Textiles, Apparel & Luxury Goods: 1.7%
93	G-III Apparel Group Ltd. *	4,266
101	Steven Madden Ltd. *	3,222
73	Wolverine World Wide, Inc.	1,328
		8,816
Trading Companies & Distributors: 0.3%
40	Beacon Roofing Supply, Inc. *	1,711
TOTAL COMMON STOCKS
(Cost $445,216)		$463,101

REAL ESTATE INVESTMENT TRUSTS: 7.2%
119	AG Mortgage Investment Trust, Inc.	$1,759
180	Apollo Commercial Real Estate Finance, Inc.	3,159
452	Cedar Realty Trust, Inc.	3,309
129	DCT Industrial Trust, Inc.	4,924
94	GEO Group, Inc.	2,756
110	Highwoods Properties, Inc.	4,792
65	Mack-Cali Realty Corp.	1,527
58	Potlatch Corp.	1,938
54	PS Business Parks, Inc.	4,775
150	RLJ Lodging Trust	3,660
47	Sovran Self Storage, Inc.	4,723
TOTAL REAL ESTATE INVESTMENT TRUSTS		$37,322
(Cost $39,115)

EXCHANGE TRADED FUNDS: 1.0%
44	iShares Russell 2000 ETF	$5,240
TOTAL EXCHANGE TRADED FUNDS
(Cost $4,773)		$5,240

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares	Fair Value
SHORT-TERM INVESTMENTS: 11.7%
Money Market Funds: 11.7%
60,174	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$60,174
TOTAL SHORT-TERM INVESTMENTS
(Cost $60,174)	$60,174

TOTAL INVESTMENTS IN SECURITIES: 109.7%
(Cost $549,278)	$565,837
Liabilities in Excess of Other Assets: (9.7)%	(50,109)
TOTAL NET ASSETS: 100.0%	$515,728

Percentages are stated as a percent of net assets.
*	Non-income producing security.
(1)	Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 85.6%
Aerospace & Defense: 2.3%
149	AAR Corp.	$3,659
281	Aerojet Rocketdyne Holdings, Inc. *	4,929
115	Moog, Inc. - Class A *	7,598
		16,186
Air Freight & Logistics: 0.7%
544	Air Transport Services Group, Inc. *	5,173
Auto Components: 1.1%
103	Cooper-Standard Holding, Inc. *	7,616
Banks: 19.0%
140	Banner Corp.	7,350
363	BBCN Bancorp, Inc.	6,864
211	Berkshire Hills Bancorp, Inc.	6,381
190	Cathay General Bancorp	6,521
136	CenterState Banks, Inc.	2,168
104	Community Trust Bancorp, Inc.	3,817
220	First Interstate BancSystem, Inc. - Class A	6,690
123	First NBC Bank Holding Co. *	5,208
289	FirstMerit Corp.	5,847
183	Hancock Holding Co.	5,329
168	Hanmi Financial Corp.	4,385
403	Investors Bancorp, Inc.	5,166
235	MB Financial, Inc.	8,399
395	Old National Bancorp	5,826
100	Pinnacle Financial Partners, Inc.	5,433
74	Simmons First National Corp. - Class A	4,267
232	State Bank Financial Corp.	5,408
178	TriCo Bancshares	5,215
508	Umpqua Holdings Corp.	9,103
246	United Community Banks, Inc.	5,137
259	Webster Financial Corp.	10,414
175	Wintrust Financial Corp.	9,210
		134,138
Capital Markets: 1.8%
130	Piper Jaffray Companies *	5,269
157	Stifel Financial Corp. *	7,121
		12,390

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 85.6% (continued)
Chemicals: 2.3%
174	A. Schulman, Inc.	$6,022
194	Kraton Performance Polymers, Inc. *	4,317
100	Minerals Technologies, Inc.	6,154
		16,493
Commercial Services & Supplies: 4.2%
181	ABM Industrials, Inc.	5,370
132	Deluxe Corp.	7,742
164	Essendant, Inc.	5,940
127	HNI Corp.	5,621
149	Viad Corp.	4,600
		29,273
Communications Equipment: 2.6%
253	Calix, Inc. *	2,004
74	Plantronics, Inc.	3,915
635	Polycom, Inc. *	8,655
362	ShoreTel, Inc. *	3,714
		18,288
Construction & Engineering: 1.6%
218	EMCOR Group, Inc.	10,987
Electric Utilities: 1.7%
129	PNM Resources, Inc.	3,741
229	Portland General Electric Co.	8,455
		12,196
Electrical Equipment: 1.2%
143	EnerSys	8,423
Electronic Equipment, Instruments & Components: 4.3%
242	Insight Enterprises, Inc. *	6,481
67	Littelfuse, Inc.	7,273
277	Sanmina Corp. *	6,280
68	SYNNEX Corp.	6,410
334	Vishay Intertechnology, Inc.	3,981
		30,425
Energy Equipment & Services: 0.7%
46	Bristow Group, Inc.	1,405
254	Helix Energy Solutions Group, Inc. *	1,646
763	Parker Drilling Co. *	2,098
		5,149
Food & Staples Retailing: 0.7%
707	SUPERVALU, Inc. *	4,751

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 85.6% (continued)
Food Products: 1.0%
377	Dean Foods Co.	$7,073
Health Care Equipment & Supplies: 4.8%
66	CONMED Corp.	2,805
120	Cynosure, Inc. - Class A *	5,047
193	Haemonetics Corp. *	6,223
64	ICU Medical, Inc. *	7,260
121	NuVasive, Inc. *	6,309
84	Steris PLC	6,416
		34,060
Hotels, Restaurants & Leisure: 2.8%
116	Marriott Vacations Worldwide Corp.	7,056
70	Red Robin Gourmet Burgers, Inc. *	4,724
197	Sonic Corp.	5,725
72	Texas Roadhouse, Inc.	2,520
		20,025
Insurance: 7.5%
337	American Equity Investment Life Holding Co.	9,035
42	Argo Group International Holdings Ltd.	2,668
613	CNO Financial Group, Inc.	12,401
233	Heritage Insurance Holdings, Inc. *	5,233
216	Horace Mann Educators Corp.	7,545
46	Infinity Property & Casualty Corp.	3,933
38	James River Group Holdings, Ltd.	1,220
366	Maiden Holdings Ltd.	5,640
62	Navigators Group, Inc. *	5,348
		53,023
IT Services: 2.4%
390	Convergys Corp.	10,046
463	Everi Holdings, Inc. *	1,769
200	NeuStar, Inc. - Class A *	5,040
		16,855
Leisure Products: 0.4%
353	JAKKS Pacific, Inc. *	2,905
Life Sciences Tools & Services: 0.8%
71	Charles River Laboratories International, Inc. *	5,436

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 85.6% (continued)
Machinery: 2.3%
161	Barnes Group, Inc.	$6,202
249	Federal Signal Corp.	4,198
30	Hyster-Yale Materials Handling, Inc. - Class A	1,735
43	Standex International Corp.	3,843
		15,978
Media: 0.4%
121	AMC Entertainment Holdings, Inc. - Class A	3,075
Metals & Mining: 0.8%
67	Kaiser Aluminum Corp.	5,743
Multiline Retail: 0.9%
146	Big Lots, Inc.	6,569
Multi-Utilities: 2.1%
168	Avista Corp.	5,814
213	Black Hills Corp.	9,142
		14,956
Oil, Gas & Consumable Fuels: 1.4%
926	EP Energy Corp. - Class A *	5,241
190	Stone Energy Corp. *	1,385
70	Western Refining, Inc.	3,168
		9,794
Paper & Forest Products: 0.7%
95	Clearwater Paper Corp. *	4,637
Professional Services: 1.0%
108	CRA International, Inc. *	2,465
343	RPX Corp. *	4,757
		7,222
Road & Rail: 0.5%
152	ArcBest Corp.	3,660
Semiconductors & Semiconductor Equipment: 1.8%
77	Cabot Microelectronics Corp. *	3,231
153	Microsemi Corp. *	5,510
74	Silicon Laboratories, Inc. *	4,004
		12,745
Software: 2.0%
162	Mentor Graphics Corp.	3,034
221	Take-Two Interactive Software, Inc. *	7,817
371	TiVo, Inc. *	3,335
		14,186

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 85.6% (continued)
Specialty Retail: 3.4%
190	Caleres, Inc.	$5,339
104	Children's Place, Inc.	5,025
212	Express, Inc. *	3,549
267	Francesca's Holdings Corp. *	3,986
148	Haverty Furniture Companies, Inc.	3,573
279	Stage Stores, Inc.	2,160
		23,632
Technology Hardware, Storage & Peripherals: 1.9%
238	Diebold, Inc.	8,251
99	Electronics For Imaging, Inc. *	4,859
		13,110
Textiles, Apparel & Luxury Goods: 0.5%
79	Columbia Sportswear Co.	3,700
Thrifts & Mortgage Finance: 0.8%
269	Provident Financial Services, Inc.	5,617
Trading Companies & Distributors: 1.2%
151	Aircastle Ltd.	3,165
131	Beacon Roofing Supply, Inc. *	5,603
		8,768
TOTAL COMMON STOCKS
(Cost $596,556)		$604,257

REAL ESTATE INVESTMENT TRUSTS: 11.1%
129	AG Mortgage Investment Trust, Inc.	$1,907
69	Agree Realty Corp.	2,314
232	Apollo Commercial Real Estate Finance, Inc.	4,072
200	Apollo Residential Mortgage, Inc.	2,596
479	Cedar Realty Trust, Inc.	3,506
213	DCT Industrial Trust, Inc.	8,130
125	EPR Properties	7,005
204	GEO Group, Inc.	5,981
227	Highwoods Properties, Inc.	9,888
88	Mack-Cali Realty Corp.	2,068
512	MFA Financial, Inc.	3,574
97	Potlatch Corp.	3,242
109	PS Business Parks, Inc.	9,638
260	RLJ Lodging Trust	6,344
78	Sovran Self Storage, Inc.	7,838
TOTAL REAL ESTATE INVESTMENT TRUSTS		$78,103
(Cost $80,745)

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
EXCHANGE TRADED FUNDS: 1.9%
138	iShares Russell 2000 Value ETF	$13,509
TOTAL EXCHANGE TRADED FUNDS
(Cost $13,708)		$13,509

SHORT-TERM INVESTMENTS: 6.6%
Money Market Funds: 6.6%
46,801	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$46,801
TOTAL SHORT-TERM INVESTMENTS
(Cost $46,801)		$46,801

TOTAL INVESTMENTS IN SECURITIES: 105.2%
(Cost $737,810)		$742,670
Liabilities in Excess of Other Assets: (5.2)%		(36,748)
TOTAL NET ASSETS: 100.0%		$705,922

	Percentages are stated as a percent of net assets.
*	Non-income producing security.
(1)	Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares		Fair Value
COMMON STOCKS: 98.1%
Aerospace & Defense: 1.9%
606	Aerojet Rocketdyne Holdings, Inc. *	$10,629
148	Moog, Inc. - Class A *	9,779
		20,408
Air Freight & Logistics: 0.9%
189	Forward Air Corp.	9,089
Banks: 0.8%
163	Eagle Bancorp, Inc. *	8,905
Biotechnology: 8.8%
268	Acorda Therapeutics, Inc. *	10,235
278	AMAG Pharmaceuticals, Inc. *	7,400
372	Celldex Therapeutics, Inc. *	6,700
375	Dyax Corp. *	12,623
222	FibroGen, Inc. *	6,602
489	Infinity Pharmaceuticals, Inc. *	4,313
316	Insys Therapeutics, Inc. *	10,068
345	Neurocrine Biosciences, Inc. *	18,758
360	Otonomy, Inc. *	9,500
81	Puma Biotechnology, Inc. *	6,099
		92,298
Building Products: 0.8%
99	American Woodmark Corp. *	8,119
Capital Markets: 1.2%
563	WisdomTree Investments, Inc.	12,245
Chemicals: 0.9%
256	PolyOne Corp.	9,211
Commercial Services & Supplies: 1.8%
322	Deluxe Corp.	18,885
Communications Equipment: 2.5%
733	Calix, Inc. *	5,806
992	Polycom, Inc. *	13,521
709	ShoreTel, Inc. *	7,274
		26,601
Construction Materials: 1.2%
213	U.S. Concrete, Inc. *	12,509
Distributors: 1.5%
189	Pool Corp.	15,506
Diversified Consumer Services: 0.7%
258	Sotheby's	7,304

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 98.1% (continued)
Diversified Financial Services: 2.1%
206	MarketAxess Holdings, Inc.	$21,997
Electronic Equipment, Instruments & Components: 1.4%
133	Littelfuse, Inc.	14,438
Energy Equipment & Services: 0.4%
174	U.S. Silica Holdings, Inc.	3,701
Food & Staples Retailing: 1.6%
148	Casey's General Stores, Inc.	17,208
Food Products: 1.2%
111	J&J Snack Foods Corp.	12,951
Health Care Equipment & Supplies: 7.6%
127	Alere, Inc. *	5,241
257	Cynosure, Inc. - Class A *	10,810
473	Endologix, Inc. *	4,815
399	Globus Medical, Inc. - Class A *	10,825
254	Haemonetics Corp. *	8,189
129	Inogen, Inc. *	4,934
258	NuVasive, Inc. *	13,452
281	Steris PLC	21,463
		79,729
Health Care Providers & Services: 2.4%
268	HealthSouth Corp.	9,431
256	Molina Healthcare, Inc. *	15,426
		24,857
Hotels, Restaurants & Leisure: 6.1%
218	Cheesecake Factory, Inc.	10,274
509	Krispy Kreme Doughnuts, Inc. *	7,197
551	Sonic Corp.	16,012
406	Texas Roadhouse, Inc.	14,210
133	Vail Resorts, Inc.	16,040
		63,733
Internet & Catalog Retail: 1.3%
294	Shutterfly, Inc. *	13,495
Internet Software & Services: 6.6%
261	J2 Global, Inc.	21,003
249	LogMeIn, Inc. *	17,784
190	Stamps.com, Inc. *	19,258
458	Web.com Group, Inc. *	11,088
		69,133

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 98.1% (continued)
IT Services: 5.8%
239	Cardtronics, Inc. *	$8,989
320	Euronet Worldwide, Inc. *	24,870
947	Everi Holdings, Inc. *	3,618
569	NeuStar, Inc. - Class A *	14,339
322	VeriFone Systems, Inc. *	9,235
		61,051
Life Sciences Tools & Services: 1.1%
167	PAREXEL International Corp. *	11,331
Machinery: 1.9%
139	Tennant Co.	8,655
875	Wabash National Corp. *	11,349
		20,004
Media: 0.7%
302	AMC Entertainment Holdings, Inc. - Class A	7,674
Metals & Mining: 0.9%
114	Kaiser Aluminum Corp.	9,772
Oil, Gas & Consumable Fuels: 0.2%
1,356	Abraxas Petroleum Corp. *	1,790
Pharmaceuticals: 6.0%
558	Aratana Therapeutics, Inc. *	3,270
360	Horizon Pharma PLC *	7,751
755	Nektar Therapeutics *	11,823
202	Pacira Pharmaceuticals, Inc. *	13,079
250	Phibro Animal Health Corp. - Class A	8,117
260	Revance Therapeutics, Inc. *	10,091
524	Supernus Pharmaceuticals, Inc. *	8,468
		62,599
Professional Services: 3.0%
128	CEB, Inc.	9,890
302	Insperity, Inc.	13,034
302	TrueBlue, Inc. *	8,846
		31,770
Road & Rail: 0.6%
240	Saia, Inc. *	5,882
Semiconductors & Semiconductor Equipment: 3.0%
397	Microsemi Corp. *	14,296
177	Power Integrations, Inc.	9,151
142	Silicon Laboratories, Inc. *	7,684
		31,131

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 98.1% (continued)
Software: 10.4%
367	Aspen Technology, Inc. *	$16,130
553	AVG Technologies NV *	11,663
212	Manhattan Associates, Inc. *	16,239
66	MicroStrategy, Inc. - Class A *	11,443
558	RealPage, Inc. *	12,393
310	Synchronoss Technologies, Inc. *	12,205
566	Take-Two Interactive Software, Inc. *	20,019
959	TiVo, Inc. *	8,621
		108,713
Specialty Retail: 4.9%
109	Children's Place, Inc.	5,267
453	Express, Inc. *	7,583
594	Francesca's Holdings Corp. *	8,869
158	Lithia Motors, Inc. - Class A	19,630
166	Outerwall, Inc.	10,275
		51,624
Technology Hardware, Storage & Peripherals: 1.2%
375	Diebold, Inc.	13,001
Textiles, Apparel & Luxury Goods: 3.0%
281	G-III Apparel Group Ltd. *	12,889
334	Steven Madden Ltd. *	10,655
415	Wolverine World Wide, Inc.	7,549
		31,093
Thrifts & Mortgage Finance: 0.6%
340	Bofi Holding, Inc. *	6,810
Trading Companies & Distributors: 1.1%
262	Beacon Roofing Supply, Inc. *	11,206
TOTAL COMMON STOCKS
(Cost $979,103)		$1,027,773

SHORT-TERM INVESTMENTS: 4.6%
Money Market Funds: 4.6%
47,869	Invesco Short-Term Investment Trust Treasury Portfolio, 0.01% (1)	$47,869
TOTAL SHORT-TERM INVESTMENTS
(Cost $47,869)		$47,869

The accompanying notes are an integral part of these financial statements.

ROTHSCHILD U.S. SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at November 30, 2015 (continued)

Shares	Fair Value
TOTAL INVESTMENTS IN SECURITIES: 102.7%
(Cost $1,026,972)	$1,075,642
Liabilities in Excess of Other Assets: (2.7)%	(28,705)
TOTAL NET ASSETS: 100.0%	$1,046,937

Percentages are stated as a percent of net assets.
* Non-income producing security.
(1) Annualized seven-day yield as of November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rothschild Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015
	Rothschild	Rothschild	Rothschild
	U.S. Large-Cap Core Fund	U.S. Large-Cap Value Fund	U.S. Small/Mid-Cap Core Fund

Assets:
Investments, at value (cost $2,527,512, $534,643 and $545,335, respectively)	$2,555,612	$531,781	$566,190
Receivable for investments sold	-	3,764	1,402
Dividends and interest receivable	8,479	1,578	472
Receivable from Adviser	11,677	5,445	909
Prepaid expenses	5,325	4,967	5,010
Total Assets	2,581,093	547,535	573,983

Liabilities:
Payable for investments purchased	-	622	3,426
Payable for distribution (Rule 12b-1) expenses	1,391	1,134	-
Accrued fund accounting fees	6,191	5,984	6,937
Accrued fund administration fees	9,019	8,729	8,961
Accrued custody fees	2,510	254	530
Accrued Trustee fees and expenses	1,357	1,352	1,352
Accrued Chief Compliance Officer fees	3,000	1,750	1,750
Accrued service fees	557	454	-
Accrued transfer agent fees	7,647	3,958	3,973
Accrued expenses and other liabilities	22,791	23,033	23,038
Total Liabilities	54,463	47,270	49,967
Net Assets	$2,526,630	$500,265	$524,016

Net Assets Consist Of:
Paid in capital	$2,526,721	$500,000	$500,000
Undistributed net investment income	20,210	6,447	601
Undistributed (accumulated) net realized gain (loss) on investments	(48,401)	(3,320)	2,560
Net unrealized appreciation (depreciation) on investments	28,100	(2,862)	20,855
Total Net Assets	$2,526,630	$500,265	$524,016

Investor Class
Net Assets	$631,354	$500,265	N/A
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	62,725	50,000	N/A
Net asset value, redemption price and offering price per share	$10.07	$10.01	N/A
Institutional Class
Net Assets	$1,895,276	N/A	$524,016
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	187,773	N/A	50,000
Net asset value, redemption price and offering price per share	$10.09	N/A	$10.48

The accompanying notes are an integral part of these financial statements.

Rothschild Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015
	Rothschild	Rothschild	Rothschild
	U.S. Small-Cap Core Fund	U.S. Small-Cap Value Fund	U.S. Small-Cap Growth Fund

Assets:
Investments, at value (cost $549,278, $737,810 and $1,026,972, respectively)	$565,837	$742,670	$1,075,642
Receivable for capital shares sold	-	73	-
Receivable for investments sold	974	1,354	-
Dividends and interest receivable	461	880	568
Receivable from Adviser	-	8,004	13,589
Prepaid expenses	4,495	4,935	6,054
Total Assets	571,767	757,916	1,095,853

Liabilities:
Payable for investments purchased	2,233	5,112	-
Payable to Adviser	7,088	-	-
Payable for distribution (Rule 12b-1) expenses	-	-	2,396
Accrued fund accounting fees	7,025	6,753	6,382
Accrued fund administration fees	8,979	8,922	8,930
Accrued custody fees	608	1,679	421
Accrued Trustee fees and expenses	1,352	1,352	1,358
Accrued Chief Compliance Officer fees	1,750	1,750	1,750
Accrued service fees	-	-	958
Accrued transfer agent fees	3,968	3,361	3,566
Accrued expenses and other liabilities	23,036	23,065	23,155
Total Liabilities	56,039	51,994	48,916
Net Assets	$515,728	$705,922	$1,046,937

Net Assets Consist Of:
Paid in capital	$500,000	$690,796	$998,267
Undistributed net investment income (loss)	1,117	3,320	-
Undistributed (accumulated) net realized gain (loss) on investments	(1,948)	6,946	-
Net unrealized appreciation on investments	16,559	4,860	48,670
Total Net Assets	$515,728	$705,922	$1,046,937

Investor Class
Net Assets	N/A	N/A	$1,046,937
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	N/A	N/A	100,433
Net asset value, redemption price and offering price per share	N/A	N/A	$10.42
Institutional Class
Net Assets	$515,728	$705,922	N/A
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	50,000	69,593	N/A
Net asset value, redemption price and offering price per share	$10.31	$10.14	N/A

The accompanying notes are an integral part of these financial statements.

Rothschild Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2015 *
	Rothschild	Rothschild	Rothschild
	U.S. Large-Cap Core Fund	U.S. Large-Cap Value Fund	U.S. Small/Mid-Cap Core Fund

Investment Income:
Dividends from common stock
(net of foreign taxes withheld of $14, $5 and $0, respectively)	$30,838	$10,974	$5,388
Interest income	15	8	12
Total Investment Income	30,853	10,982	5,400

Expenses:
Investment advisory fees	7,358	2,494	4,079
Administration fees	32,727	32,100	32,946
Fund accounting fees	22,483	21,985	25,415
Transfer agent fees	25,282	14,610	14,659
Custody fees	8,156	1,425	3,042
Federal and state registration	17,320	17,204	17,770
Insurance expense	1,906	1,906	1,906
Audit fees	21,600	21,600	21,600
Chief Compliance Officer fees	11,000	6,417	6,417
Legal fees	2,555	2,947	2,947
Reports to shareholders	2,845	1,667	1,697
Trustee fees and expenses	7,360	7,340	7,340
Distribution expenses - Investor Class (See Note 3)	1,391	1,134	-
Service fees - Investor Class (See Note 3)	557	454	-
Other expenses	3,665	3,351	3,386
Total expenses	166,205	136,634	143,204
Fee and expense waiver (See Note 3)	(155,562)	(132,099)	(138,405)
Net expenses	10,643	4,535	4,799
Net Investment Income	$20,210	$6,447	$601

Realized and Unrealized Gain on Investments:
Net realized gain (loss) on investments	$(48,401)	$(3,320)	$2,560
Change in net unrealized appreciation (depreciation) on investments	28,100	(2,862)	20,855
Net realized and unrealized gain (loss) on investments	(20,301)	(6,182)	23,415
Net Increase (Decrease) in Net Assets Resulting from Operations	$(91)	$265	$24,016

* Funds commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Rothschild Funds
STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2015 *
	Rothschild	Rothschild	Rothschild
	U.S. Small-Cap Core Fund	U.S. Small-Cap Value Fund	U.S. Small-Cap Growth Fund

Investment Income:
Dividends from common stock	$5,826	$8,628	$5,304
Interest income	14	8	6
Total Investment Income	5,840	8,636	5,310

Expenses:
Investment advisory fees	4,000	4,519	8,148
Administration fees	32,984	32,789	32,812
Fund accounting fees	25,596	24,700	23,355
Transfer agent fees	14,647	12,415	13,271
Custody fees	2,977	4,597	2,188
Federal and state registration	18,136	18,350	35,762
Insurance expense	1,906	1,906	1,906
Audit fees	21,600	21,600	21,600
Chief Compliance Officer fees	6,417	6,417	6,417
Legal fees	2,947	2,947	2,947
Reports to shareholders	1,682	1,745	3,097
Trustee fees and expenses	7,340	7,340	7,368
Distribution expenses - Investor Class (See Note 3)	-	-	2,396
Service fees - Investor Class (See Note 3)	-	-	958
Other expenses	3,377	3,419	4,543
Total expenses	143,609	142,744	166,768
Fee and expense waiver (See Note 3)	(138,886)	(137,428)	(154,786)
Net expenses	4,723	5,316	11,982
Net Investment Income (Loss)	$1,117	$3,320	$(6,672)

Realized and Unrealized Gain on Investments:
Net realized gain (loss) on investments	$(1,948)	$6,946	$480
Change in net unrealized appreciation on investments	16,559	4,860	48,670
Net realized and unrealized gain on investments	14,611	11,806	49,150
Net Increase in Net Assets Resulting from Operations	$15,728	$15,126	$42,478

* Funds commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Large-Cap Core Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment income	$20,210
Net realized loss on investments	(48,401)
Change in net unrealized appreciation on investments	28,100
Net decrease in net assets resulting from operations	(91)

Capital Share Transactions:
Proceeds from shares sold
Investor Class	635,284
Institutional Class	1,902,333
Cost of shares redeemed **
Investor Class	(5,030)
Institutional Class	(5,866)
Net increase in net assets from capital share transactions	2,526,721

Net Increase in Net Assets	2,526,630
Net Assets:
Beginning of period	-
End of period	$2,526,630
Includes undistributed net investment income of:	$20,210

Changes in shares outstanding:
Investor Class:
Shares sold	63,215
Reinvested dividends	-
Shares redeemed	(490)
Net increase in shares outstanding	62,725

Institutional Class:
Shares sold	188,368
Reinvested dividends	-
Shares redeemed	(595)
Net increase in shares outstanding	187,773

* The Investor Class commenced operations on December 31, 2014, the Institutional Class commenced operations on March 20, 2015.
** Net of redemption fees:
Investor Class	$-
Institutional Class	6

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Large-Cap Value Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment income	$6,447
Net realized loss on investments	(3,320)
Change in net unrealized depreciation on investments	(2,862)
Net increase in net assets resulting from operations	265

Capital Share Transactions:
Proceeds from shares sold	500,000
Cost of shares redeemed **	-
Net increase in net assets from capital share transactions	500,000

Net Increase in Net Assets	500,265
Net Assets:
Beginning of period	-
End of period	$500,265
Includes undistributed net investment income of:	$6,447

Changes in shares outstanding:
Investor Class:
Shares sold	50,000
Reinvested dividends	-
Shares redeemed	-
Net increase in shares outstanding	50,000

* Fund commenced operations on December 31, 2014.
** Net of redemption fees:	$-

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small/Mid-Cap Core Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment income	$601
Net realized gain on investments	2,560
Change in net unrealized appreciation on investments	20,855
Net increase in net assets resulting from operations	24,016

Capital Share Transactions:
Proceeds from shares sold	500,000
Cost of shares redeemed **	-
Net increase in net assets from capital share transactions	500,000

Net Increase in Net Assets	524,016
Net Assets:
Beginning of period	-
End of period	$524,016
Includes undistributed net investment income of:	$601

Changes in shares outstanding:
Institutional Class:
Shares sold	50,000
Reinvested dividends	-
Shares redeemed	-
Net increase in shares outstanding	50,000

* Fund commenced operations on December 31, 2014.
** Net of redemption fees:	$-

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small-Cap Core Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment income	$1,117
Net realized loss on investments	(1,948)
Change in net unrealized appreciation on investments	16,559
Net increase in net assets resulting from operations	15,728

Capital Share Transactions:
Proceeds from shares sold	500,000
Cost of shares redeemed **	-
Net increase in net assets from capital share transactions	500,000

Net Increase in Net Assets	515,728
Net Assets:
Beginning of period	-
End of period	$515,728
Includes undistributed net investment income of:	$1,117

Changes in shares outstanding:
Institutional Class:
Shares sold	50,000
Reinvested dividends	-
Shares redeemed	-
Net increase in shares outstanding	50,000

* Fund commenced operations on December 31, 2014.
** Net of redemption fees:	$-

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small-Cap Value Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment income	$3,320
Net realized gain on investments	6,946
Change in net unrealized appreciation on investments	4,860
Net increase in net assets resulting from operations	15,126

Capital Share Transactions:
Proceeds from shares sold	698,654
Cost of shares redeemed **	(7,858)
Net increase in net assets from capital share transactions	690,796

Net Increase in Net Assets	705,922
Net Assets:
Beginning of period	-
End of period	$705,922
Includes undistributed net investment income of:	$3,320

Changes in shares outstanding:
Institutional Class:
Shares sold	70,356
Reinvested dividends	-
Shares redeemed	(763)
Net increase in shares outstanding	69,593

* Fund commenced operations on December 31, 2014.
** Net of redemption fees:	$-

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small-Cap Growth Fund
STATEMENT OF CHANGES

Period Ended November 30, 2015 *
Operations:
Net investment loss	$(6,672)
Net realized gain on investments	480
Change in net unrealized appreciation on investments	48,670
Net increase in net assets resulting from operations	42,478

Capital Share Transactions:
Proceeds from shares sold	1,004,459
Cost of shares redeemed **	-
Net increase in net assets from capital share transactions	1,004,459

Net Increase in Net Assets	1,046,937
Net Assets:
Beginning of period	-
End of period	$1,046,937
Includes undistributed net investment income of:	$-

Changes in shares outstanding:
Investor Class:
Shares sold	100,433
Reinvested dividends	-
Shares redeemed	-
Net increase in shares outstanding	100,433

* Fund commenced operations on December 31, 2014.
** Net of redemption fees:	$-

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Large-Cap Core Fund - Investor Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.12
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	0.07

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.07

Total return	0.70%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$631.4

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	15.97%	(4)
Expenses after fees waived and expenses absorbed	1.00%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(13.77)%	(4)
Income after fees waived and expenses absorbed	1.20%	(4)

Portfolio turnover rate	45%	(3)

(1) The Investor Class commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Large-Cap Core Fund - Institutional Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.12
Net realized and unrealized loss on investments	(0.29)
Total from investment operations	(0.17)

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Redemption fees (5)	-
Total distributions	-
Net asset value, end of period	$10.09

Total return	(1.66)%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,895.3

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	9.85%	(4)
Expenses after fees waived and expenses absorbed	0.65%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(7.48)%	(4)
Income after fees waived and expenses absorbed	1.72%	(4)

Portfolio turnover rate	45%	(3)(6)

(1) The Institutional Class commenced operations on March 20, 2015.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Amount less than $0.005.
(6) Portfolio turnover rate calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Large-Cap Value Fund - Investor Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.13
Net realized and unrealized loss on investments	(0.12)
Total from investment operations	0.01

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.01

Total return	0.10%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$500.3

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	30.13%	(4)
Expenses after fees waived and expenses absorbed	1.00%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(27.71)%	(4)
Income after fees waived and expenses absorbed	1.42%	(4)

Portfolio turnover rate	44%	(3)

(1) Fund commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small/Mid-Cap Core Fund - Institutional Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.01
Net realized and unrealized gain on investments	0.47
Total from investment operations	0.48

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.48

Total return	4.80%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$524.0

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	29.84%	(4)
Expenses after fees waived and expenses absorbed	1.00%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(28.72)%	(4)
Income after fees waived and expenses absorbed	0.12%	(4)

Portfolio turnover rate	30%	(3)

(1) Fund commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small-Cap Core Fund - Institutional Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.02
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.31

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.31

Total return	3.10%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$515.7

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	30.41%	(4)
Expenses after fees waived and expenses absorbed	1.00%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(29.17)%	(4)
Income after fees waived and expenses absorbed	0.24%	(4)

Portfolio turnover rate	27%	(3)

(1) Fund commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S. Small-Cap Value Fund - Institutional Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	0.06
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.14

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.14

Total return	1.40%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$705.9

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	26.85%	(4)
Expenses after fees waived and expenses absorbed	1.00%	(4)

Ratio of net investment income (loss) to average net assets:
Income before fees waived and expenses absorbed	(25.22)%	(4)
Income after fees waived and expenses absorbed	0.63%	(4)

Portfolio turnover rate	29%	(3)

(1) Fund commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild U.S Small-Cap Growth Fund - Investor Class
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 2015 (1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2)	(0.07)
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.42

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gain	-
Total distributions	-
Net asset value, end of period	$10.42

Total return	4.20%	(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,046.9

Ratio of expenses to average net assets:
Expenses before fees waived and expenses absorbed	17.40%	(4)
Expenses after fees waived and expenses absorbed	1.25%	(4)

Ratio of net investment loss to average net assets:
Income before fees waived and expenses absorbed	(16.85)%	(4)
Income after fees waived and expenses absorbed	(0.70)%	(4)

Portfolio turnover rate	34%	(3)

(1) Fund commenced operations on December 31, 2014.
(2) Calculated using the average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying notes are an integral part of these financial statements.

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

NOTE 1 – ORGANIZATION

 The Rothschild U.S. Large-Cap Core Fund, Rothschild U.S. Large-Cap Value Fund, Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund, Rothschild U.S. Small-Cap Value Fund and Rothschild U.S. Small-Cap Growth Fund collectively (the “Funds”) are diversified series of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment management company.

The Funds have two classes of shares: Investor and Institutional, but currently do not offer all classes.  Both classes of shares hold equal rights as to earnings and assets with the Investor Class shares bearing shareholder service fees and 12b-1 expenses.  Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The following table indicates each Fund’s investment objective and inception dates for each of the Fund’s available share classes:

		Inception -	Inception -
Fund	Investment Objective	Investor Class	Institutional Class
Rothschild U.S. Large-Cap Core Fund	Long-term capital appreciation	12/31/2014	3/20/2015

Rothschild U.S. Large-Cap Value Fund	Long-term capital appreciation	12/31/2014	N/A

Rothschild U.S. Small/Mid- Cap Core Fund	Long-term capital appreciation	N/A	12/31/2014

Rothschild U.S. Small-Cap Core Fund	Long-term capital appreciation	N/A	12/31/2014

Rothschild U.S. Small-Cap Value Fund	Long-term capital appreciation	N/A	12/31/2014

Rothschild U.S. Small-Cap Growth Fund	Long-term capital appreciation	12/31/2014	N/A

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S GAAP).

A.
Security Valuation. All equity securities that are traded on U.S. national or foreign securities exchanges are valued at either the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2015. See the Schedules of Investments for industry breakouts:

Rothschild U.S. Large-Cap Core Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$2,405,574	$-	$-	$2,405,574
Real Estate Investment Trusts	57,548	-	-	57,548
Short-Term Investments	92,490	-	-	92,490
Total Investments in Securities	$2,555,612	$-	$-	$2,555,612

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

Rothschild U.S. Large-Cap Value Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$465,230	$-	$-	$465,230
Real Estate Investment Trusts	21,362	-	-	21,362
Short-Term Investments	45,189	-	-	45,189
Total Investments in Securities	$531,781	$-	$-	$531,781

Rothschild U.S. Small/Mid-Cap Core Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$477,954	$-	$-	$477,954
Real Estate Investment Trusts	36,421	-	-	36,421
Short-Term Investments	51,815	-	-	51,815
Total Investments in Securities	$566,190	$-	$-	$566,190

Rothschild U.S. Small-Cap Core Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$463,101	$-	$-	$463,101
Real Estate Investment Trusts	37,322	-	-	37,322
Exchange Traded Funds	5,240	-	-	5,240
Short-Term Investments	60,174	-	-	60,174
Total Investments in Securities	$565,837	$-	$-	$565,837

Rothschild U.S. Small-Cap Value Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$604,257	$-	$-	$604,257
Real Estate Investment Trusts	78,103	-	-	78,103
Exchange Traded Funds	13,509	-	-	13,509
Short-Term Investments	46,801	-	-	46,801
Total Investments in Securities	$742,670	$-	$-	$742,670

Rothschild U.S. Small-Cap Growth Fund
Description	Level 1	Level 2	Level 3	Total
Investments at fair value
Common Stocks	$1,027,773	$-	$-	$1,027,773
Short-Term Investments	47,869	-	-	47,869
Total Investments in Securities	$1,075,642	$-	$-	$1,075,642

The Funds did not invest in Level 3 securities and did not have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portions of gains or losses resulting from fluctuations of foreign currency exchange rates. Such fluctuations are included with the net realized and unrealized gains or losses.

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

C.
Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.  Net capital losses incurred after November 30, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

As of November 30, 2015, the Funds did not have post-October losses.  As of November 30, 2015, the Rothschild U.S. Large-Cap Core Fund, Rothschild U.S. Large-Cap Value Fund and Rothschild U.S. Small-Cap Core Fund had non-expiring short-term capital loss carry-forwards of $47,325, $2,731 and $1,948, respectively.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the tax positions of the Funds, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Funds is equal to the Funds’ net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets related to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended November 30, 2015, the following adjustments were made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Rothschild U.S. Small-Cap Growth Fund	$6,672	$(480)	$(6,192)

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. At an in-person meeting of the Board of Trustees held August 17-18, 2015, and at the recommendation of Rothschild Asset Management Inc. ("Rothschild"), the Board approved the reorganization of the Rothschild Funds into newly created funds with essentially the same investment objectives and policies (“New Funds”) and which will be part of a series of Pacific Funds Series Trust (the “Reorganization”). The Reorganization will result in a change in the Rothschild Funds’ management arrangements.  First, the new funds will have a new investment adviser, Pacific Life Fund Advisors LLC (“New Adviser”).  The proposed New Adviser has represented to the Trust that it expects to retain Rothschild as the sub-adviser to the New Funds.  Second, while there are no material differences in the investment objectives, policies and restrictions of the New Funds and the corresponding Rothschild Funds, the advisory fees for Rothschild U.S. Large-Cap Value Fund and Rothschild U.S. Large-Cap Core Fund will increase by 0.10% of the average daily net assets of each fund following the Reorganization.  The New Adviser, however, has represented to the Trust that it will waive 0.10% of its advisory fee for the newly reorganized Large-Cap Core Fund for a two-year period following the reorganization. Second, the new Rothschild Funds will be overseen by a different Board of Trustees as they will no longer be part of the Trust, but will instead be part of Pacific Funds Series Trust.  The New Funds will also have different service providers than the current Funds.  After receiving more detailed information about the Reorganization in a proxy statement, Shareholders approved the Reorganization at a special shareholder meeting held on December 16, 2015.  The Reorganization occurred after the close of business on January 8, 2016.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Rothschild Asset Management Inc. (the “Advisor”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee based upon the average daily net assets of each Fund, at annual rates of:

Rothschild U.S. Large-Cap Core Fund	Rothschild U.S. Large-Cap Value Fund	Rothschild U.S. Small/Mid-Cap Core Fund	Rothschild U.S. Small-Cap Core Fund	Rothschild U.S. Small-Cap Value Fund	Rothschild U.S. Small-Cap Growth Fund
0.55%	0.55%	0.85%	0.85%	0.85%	0.85%

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

Fees paid by the Funds for Advisory services for the period ended November 30, 2015, are disclosed in the Statement of Operations.

The Advisor has contractually agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Rothschild U.S. Large-Cap Core Fund - Investor Class	Rothschild U.S. Large- Cap Core Fund - Institutional Class	Rothschild U.S. Large- Cap Value Fund – Investor Class	Rothschild U.S. Small/Mid- Cap Core Fund – Institutional Class	Rothschild U.S. Small- Cap Core Fund – Institutional Class	Rothschild U.S. Small- Cap Value Fund – Institutional Class	Rothschild U.S. Small- Cap Growth Fund – Investor Class
1.00%	0.65%	1.00%	1.00%	1.00%	1.00%	1.25%

The contract’s term is indefinite.  As of November 30, 2015, the cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Funds was as follows:

Expires	Rothschild U.S. Large-Cap Core Fund	Rothschild U.S. Large-Cap Value Fund	Rothschild U.S. Small/Mid-Cap Core Fund	Rothschild U.S. Small-Cap Core Fund	Rothschild U.S. Small-Cap Value Fund	Rothschild U.S. Small-Cap Growth Fund
11/30/2018	$ 155,562	$ 132,099	$ 138,405	$ 138,886	$ 137,428	$ 154,786

The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect and wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds to USBFS for these services for the period ended November 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

Pursuant to a Shareholder Servicing Plan adopted by the Trust established by the Funds with respect to Investor Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). As compensation for the Shareholder Servicing Activities, each Fund pays the Advisor a fee of up to 0.10% of each Fund’s Investor Class shares’ average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Funds have adopted a 12b-1 Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds’ Investor Class shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  No distribution fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Fees paid by the Funds to the Distributor for services for the period ended November 30, 2015 are disclosed in the Statement of Operations.

Rothschild Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2015 (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the period ended November 30, 2015 were as follows:

	Rothschild U.S. Large-Cap Core Fund	Rothschild U.S. Large-Cap Value Fund	Rothschild U.S. Small/Mid-Cap Core Fund	Rothschild U.S. Small-Cap Core Fund	Rothschild U.S. Small-Cap Value Fund	Rothschild U.S. Small-Cap Growth Fund
Purchases	$3,160,243	$703,913	$644,131	$627,536	$847,470	$1,321,959
Sales	676,369	211,105	152,934	136,175	162,940	343,337

There were no reportable purchases or sales of U.S. Government obligations for the period ended November 30, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Funds did not make distributions to shareholders during the period ended November 30, 2015.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Rothschild U.S. Large-Cap Core Fund	Rothschild U.S. Large-Cap Value Fund	Rothschild U.S. Small/Mid-Cap Core Fund
Cost of investments	$2,528,588	$535,232	$545,335
Gross tax unrealized appreciation	126,452	24,417	49,508
Gross tax unrealized depreciation	(99,428)	(27,868)	(28,653)
Net tax unrealized appreciation (depreciation)	27,024	(3,451)	20,855
Undistributed ordinary income	20,210	6,447	3,016
Undistributed long-term capital gains	-	-	145
Total distributable earnings	20,210	6,447	3,161
Other accumulated loss	(47,325)	(2,731)	-
Total accumulated gain (loss)	$(91)	$265	$24,016

	Rothschild U.S. Small-Cap Core Fund	Rothschild U.S. Small-Cap Value Fund	Rothschild U.S. Small-Cap Growth Fund
Cost of investments	$549,278	$738,008	$1,026,972
Gross tax unrealized appreciation	51,561	51,650	130,867
Gross tax unrealized depreciation	(35,002)	(46,988)	(82,197)
Net tax unrealized appreciation (depreciation)	16,559	4,662	48,670
Undistributed ordinary income	1,117	10,253	-
Undistributed long-term capital gains	-	211	-
Total distributable earnings	1,117	10,464	-
Other accumulated loss	(1,948)	-	-
Total accumulated gain	$15,728	$15,126	$48,670

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments and the reclassification of mark to market on passive foreign investment companies (“PFICs”) to ordinary income. Other accumulated loss consists of non-expiring capital loss carry forward.

Rothschild Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Rothschild Funds and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, of Rothschild U.S. Large-Cap Core  Fund, Rothschild U.S. Large-Cap Value Fund, Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund, Rothschild U.S. Small-Cap Value Fund, and Rothschild U.S. Small-Cap Growth Fund, each a series of Professionally Managed Portfolios (the Trust), including the schedules of investments, as of November 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rothschild U.S. Large-Cap Core  Fund, Rothschild U.S. Large-Cap Value Fund, Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund, Rothschild U.S. Small-Cap Value Fund, and Rothschild U.S. Small-Cap Growth as of November 30, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2016

Rothschild Funds
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, reinvested dividends or other distributions and exchange fees and (2) ongoing costs, including investment advisory fees, distribution (12b-1) and service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 through November 30, 2015).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds' transfer agent charges a $15.00 fee.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

                 The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactions costs, such as redemption fees or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactions costs were included, our costs would have been higher.

Rothschild U.S. Large-Cap Core Fund – Investor Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 974.80	$4.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

* The expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild Funds
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited) (continued)

Rothschild U.S. Large-Cap Core Fund – Institutional Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 976.80	$3.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.81	$3.29

* The expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild U.S. Large-Cap Value Fund – Investor Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 987.20	$4.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

* The expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild U.S. Small/Mid-Cap Core Fund – Institutional Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 977.60	$4.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

* The expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild U.S. Small-Cap Core Fund – Institutional Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 981.00	$4.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

* The expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild Funds
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited) (continued)

Rothschild U.S. Small-Cap Value Fund – Institutional Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 999.00	$5.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

** The expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild U.S. Small-Cap Growth Fund – Investor Class
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period *
Actual	$1,000.00	$ 976.60	$6.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.33

** The expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six month period.

Rothschild Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	6	Director, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate).	6	The Dana Foundation; The Univ. of Virginia Law School Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	6	Interested Trustee, Direxion Funds, Direxion ETF Trust and Direxion Variable Trust.

Rothschild Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	6	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	6	Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable.	Not Applicable.
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Senior Vice President (and other positions), U.S. Bancorp Fund Services, LLC, since April 2005	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer (and other positions), U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

Rothschild Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Rothschild Funds
ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-212-403-3546 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling 1-212-403-3546) or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling 1-212-403-3546.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call 1-212-403-3546 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling         1-212-403-3546.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.rothschild.com/raminc/usfunds.

Rothschild Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser*
Rothschild Asset Management Inc.
1251 Avenue of the Americas
New York, NY, 10020

Distributor*
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian*
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent*
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm*
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel*
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information
	Symbol	CUSIP
Rothschild U.S. Large-Cap Core Fund – Investor Class	RLBVX	74316P207
Rothschild U.S. Large-Cap Core Fund – Institutional Class	RLBIX	74316P108
Rothschild U.S. Large-Cap Value Fund – Investor Class	RLVVX	74316P405
Rothschild U.S. Small/Mid-Cap Core Fund – Institutional Class	RMDIX	74316P504
Rothschild U.S. Small-Cap Core Fund – Institutional Class	RCCIX	74316P702
Rothschild U.S. Small-Cap Value Fund – Institutional Class	RCVIX	74316P884
Rothschild U.S. Small-Cap Growth Fund – Investor Class	RCGVX	74316P850

*Information through January 8, 2016.  The Funds converted to the Pacific Funds Trust effective January 11, 2016.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Rothschild U.S. Large-Cap Core Fund

FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

Rothschild U.S. Large-Cap Value Fund
FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

Rothschild U.S. Small/Mid-Cap Core Fund
FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

Rothschild U.S. Small-Cap Core Fund
FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

Rothschild U.S. Small-Cap Value Fund
FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

Rothschild U.S. Small-Cap Growth Fund
FYE 11/30/2015
Audit Fees	$19,000
Audit-Related Fees	N/A
Tax Fees	$2,600
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Rothschild U.S. Large-Cap Core Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Rothschild U.S. Large-Cap Value Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Rothschild U.S. Small/Mid-Cap Core Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Rothschild U.S. Small-Cap Core Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Rothschild U.S. Small-Cap Value Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Rothschild U.S. Small-Cap Growth Fund
Non-Audit Related Fees	FYE 11/30/2015
Registrant	N/A
Registrant’s Investment Advisor	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                  /s/ Elaine E. Richards
Elaine E. Richards, President

Date                2/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Elaine E. Richards
Elaine E. Richards, President

Date                2/5/16

By (Signature and Title)                  /s/ Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date                2/5/16

* Print the name and title of each signing officer under his or her signature.